Securities Act File No.

As filed with the Securities and Exchange Commission on September 19, 2011

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:     (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 19, 2011 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended

COMBINED PROXY STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA EMERGING MARKETS/PACIFIC RIM VP

TRANSAMERICA GLOBAL GROWTH VP

TRANSAMERICA GLOBAL CONSERVATIVE VP

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION – MODERATE GROWTH VP

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION – CONSERVATIVE VP

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) [TO BE PROVIDED]

TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

October [    ], 2011

Dear Policyowner:

You are being asked to vote on a proposed reorganization of your portfolio into another Transamerica portfolio. Detailed information about the proposal is contained in the enclosed combined Proxy Statement/Prospectus.

The Board of your Transamerica portfolio has called a Special Meeting of Shareholders for your portfolio to be held on November 30, 2011, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 10:00 a.m., Eastern Time, in order to vote on the proposed reorganization. The enclosed combined Proxy Statement/Prospectus asks for your approval of the proposed Agreement and Plan of Reorganization that provides for the reorganization of your portfolio into another Transamerica portfolio.

The Board has unanimously approved your portfolio’s reorganization and believes the reorganization is in the best interests of your portfolio and its shareholders. The Board recommends that you vote “FOR” the reorganization.

If you have any questions, please call [TO BE PROVIDED] between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ John K. Carter

John K. Carter President and Chief Executive Officer Chairman of the Board Transamerica Asset Management Group

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

SCHEDULED FOR NOVEMBER 30, 2011

This is the formal agenda for a Special Meeting of Shareholders of each of the Portfolios identified below (the “meeting”) that will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 10:00 a.m., Eastern Time on November 30, 2011, to consider and vote on the following proposals, as more fully described in the accompanying combined Proxy Statement/Prospectus:

PROPOSAL 1:

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Emerging Markets/Pacific Rim VP, in exchange for shares of Transamerica AEGON Active Asset Allocation – Moderate Growth VP to be distributed to the shareholders of Transamerica Emerging Markets/Pacific Rim VP and the assumption of all of the liabilities of Transamerica Emerging Markets/Pacific Rim VP by Transamerica AEGON Active Asset Allocation – Moderate Growth VP, and (ii) the subsequent liquidation of Transamerica Emerging Markets/Pacific Rim VP;

PROPOSAL 2:

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Global Growth VP, in exchange for shares of Transamerica AEGON Active Asset Allocation – Moderate Growth VP to be distributed to the shareholders of Transamerica Global Growth VP and the assumption of all of the liabilities of Transamerica Global Growth VP by Transamerica AEGON Active Asset Allocation – Moderate Growth VP, and (ii) the subsequent liquidation of Transamerica Global Growth VP; and

PROPOSAL 3:

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Global Conservative VP, in exchange for shares of Transamerica AEGON Active Asset Allocation - Conservative VP to be distributed to the shareholders of Transamerica Global Conservative VP and the assumption of all of the liabilities of Transamerica Global Conservative VP by Transamerica AEGON Active Asset Allocation - Conservative VP, and (ii) the subsequent liquidation of Transamerica Global Conservative VP; and

PROPOSAL 4:	Any other business that may properly come before the meeting.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS UPON WHICH YOU ARE BEING ASKED TO VOTE.

Shareholders of record as of the close of business on August 17, 2011 are entitled to vote at the meeting and any related follow-up meetings.

Your vote is very important regardless of the number of shares that you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly. For your convenience, you may also authorize your proxy by telephone or via the internet by following the enclosed instructions. If you authorize your proxy by telephone or via the internet, please do not return your proxy card unless you elect to change your vote.

If shareholders do not return their proxies in sufficient numbers, the Portfolios may be required to make additional solicitations.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher

Dennis P. Gallagher
Vice President, General Counsel and Secretary
St. Petersburg, Florida
October [ ], 2011

Portfolios Holding Special Meetings of Shareholders on November 30, 2011

Transamerica Emerging Markets/Pacific Rim VP

Transamerica Global Growth VP

Transamerica Global Conservative VP

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER [    ], 2011

COMBINED PROXY STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA EMERGING MARKETS/PACIFIC RIM VP

TRANSAMERICA GLOBAL GROWTH VP

TRANSAMERICA GLOBAL CONSERVATIVE VP

(each, a “Target Portfolio” and together, the “Target Portfolios”)

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION – MODERATE GROWTH VP

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION - CONSERVATIVE VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) [TO BE PROVIDED]

Shares of the Destination Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Portfolio or Destination Portfolio (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information about the Destination Portfolios that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined proxy statement and prospectus, dated October [    ], 2011 (the “Proxy Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Series Trust, a Delaware statutory trust (each, a “Target Portfolio,” and together the “Target Portfolios”), into certain other series of Transamerica Series Trust (each, a “Destination Portfolio,” and together the “Destination Portfolios”).

Each Target Portfolio and Destination Portfolio is a series of Transamerica Series Trust (“TST”), an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of TST (the “Board” or the “Trustees”) has determined that the Reorganizations are in the best interests of each Target Portfolio and Destination Portfolio. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for each Reorganization is attached to this Proxy Statement/Prospectus as Exhibit A.

The approval of shareholders of each Target Portfolio is required for the Reorganization of their Target Portfolio. This Proxy Statement/Prospectus is being furnished to shareholders of these Target Portfolios in connection with the solicitation by the Board of proxies to be used at a Special Meeting of Shareholders of the Target Portfolios to be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on November 30, 2011 at 10:00 a.m., Eastern Time. The Proxy Statement/Prospectus contains information shareholders of the Target Portfolios should know before voting on the proposed Plan that provides for the Reorganization of their Target Portfolio into a corresponding Destination Portfolio.

This Proxy Statement/Prospectus is being mailed to shareholders of the Target Portfolios on or about October [    ], 2011.

The following table indicates (a) which Proposal relates to which Target Portfolio and corresponding Destination Portfolio, (b) the corresponding Destination Portfolio shares that each Target Portfolio shareholder will receive and (c) on what page of this Proxy Statement/Prospectus the discussion regarding each Proposal begins. The Proposals are numbered and grouped for convenience. The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

Group	Proposal	Target Portfolio & Shares	Destination Portfolio & Shares	Page
1
	1	Transamerica Emerging Markets/Pacific Rim VP*	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	3
		Initial Class	Initial Class
		Service Class	Service Class

	2	Transamerica Global Growth VP**	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	3
		Initial Class	Initial Class
		Service Class	Service Class

2	3	Transamerica Global Conservative VP***	Transamerica AEGON Active Asset Allocation - Conservative VP	19
		Initial Class	Initial Class
		Service Class	Service Class

* Formerly, Transamerica Foxhall Emerging Markets/Pacific Rim VP.

** Formerly, Transamerica Foxhall Global Growth VP.

*** Formerly, Transamerica Foxhall Global Conservative VP.

Please read this Proxy Statement/Prospectus, including Exhibit A, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Portfolio’s Reorganization.

The date of this Proxy Statement/Prospectus is October [    ], 2011.

1

For more complete information about each Portfolio, please read the Portfolio’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Portfolio’s prospectus and statement of additional information, and other additional information about each Portfolio, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Portfolio’s current prospectus and statement of additional information, including any applicable supplements thereto.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: [TO BE PROVIDED] or visiting the Portfolios’ website at www.transamericaseriestrust.com (select “Our Funds” then “Prospectus”).

Each Portfolio’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: [TO BE PROVIDED] or by visiting the Portfolios’ website at www.transamericaseriestrust.com (select “Our Funds then “Prospectus”).

A statement of additional information for this Proxy Statement/Prospectus, dated October [    ], 2011 (the “SAI”). The SAI contains additional information about the Target Portfolios and the Destination Portfolios.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: [TO BE PROVIDED] or by visiting the Portfolios’ website at www.transamericaseriestrust.com (select “Our Funds” then “Prospectus”). The SAI is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call the following toll-free telephone number: [TO BE PROVIDED].

The Target Portfolios’ prospectus and statement of additional information, each dated May 1, 2011, as supplemented through August 17, 2011, are incorporated by reference into this Proxy Statement/Prospectus.

Shares of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for owners (each a “Policyowner,” collectively, “Policyowners”) of variable annuity contracts and variable life policies (collectively, the “Policies”) and (2) the Asset Allocation Portfolios (as defined below). As such, Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Transamerica Advisors Life Insurance Company (“TALIC”), Transamerica Advisors Life Insurance Company of New York (“TALICNY”), and Monumental Life Insurance Company (“Monumental”) (collectively, the “Insurance Companies”). WRL, TLIC, TFLIC, TALIC, TALICNY and Monumental each offer certain of the Target Portfolios in their respective products.

TST has agreed to provide information to and, where applicable, solicit voting instructions from, Policyowners invested in each Target Portfolio in connection with a Reorganization of that Portfolio into the applicable Destination Portfolio. As such and for ease of reference, throughout the enclosed Proxy Statement/Prospectus, you may also be referred to as “shareholders” of the Portfolios.

You have received this Proxy Statement/Prospectus because you have a Policy of one of these Insurance Companies and that Policy is invested in a Target Portfolio. You have the right to give voting instructions on shares of your Target Portfolio that are attributable to your Policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the Special Meeting.

2

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including Exhibit A, and the Portfolios’ prospectuses carefully for more complete information.

On August 18, 2011, AEGON USA Investment Management, LLC (“AUIM”) replaced Foxhall Capital Management, Inc. as the sub-adviser to your Target Portfolio on an interim basis. AUIM is expected to manage your Target Portfolio for an interim period of up to 150 days. Transamerica Asset Management, Inc. (“TAM”) continues to serve as the investment adviser to your Target Portfolio. Upon the change in sub-adviser to AUIM, TAM’s advisory fee for your Target Portfolio decreased as shown below:

Prior Advisory Fee	Current Advisory Fee
0.90% of the first $500 million	0.55% of the first $50 million
0.875% over $500 million up to $1 billion	0.53% over $50 million up to $250 million
0.85% in excess of $1 billion	0.51% in excess of $250 million

The Board of your Target Portfolio has approved the Reorganization of your Target Portfolio into a corresponding Destination Portfolio. The corresponding Destination Portfolio is also advised by TAM and sub-advised by AUIM, and has the same advisory fee schedule as your Target Portfolio.

How Will the Reorganizations Work?

•

Each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•

Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the corresponding Target Portfolio on the closing date of the applicable Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio’s Initial Class and Service Class shares, respectively.

•

Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•

Following the Reorganizations, Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Portfolio, and AEGON USA Investment Management, LLC (“AUIM”) will continue to serve as sub-adviser to each Destination Portfolio.

•

The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Why did the Trustees Recommend the Reorganizations?

In recommending the Reorganization of your Target Portfolio, the Board, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Portfolios, the Destination Portfolios, TAM or Transamerica Capital, Inc. (“TCI”), the Portfolios’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Portfolio and will not dilute the interests of the existing shareholders of your Target Portfolio. The Board has made this determination based on various factors, which include those that are discussed in this Proxy Statement/Prospectus under each Proposal in the section entitled “Reasons for the Proposed Reorganizations.”

The Board also serves as the Board of each corresponding Destination Portfolio. The Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of such Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Proxy Statement/Prospectus will be approximately $385,000. This cost will be borne by the Target Portfolios (and ultimately the shareholders of the Target Portfolios).

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Portfolio and corresponding Destination Portfolio must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, your Target Portfolio will recognize gain or loss as a direct result of the Reorganization of your Target Portfolio, and that the aggregate tax basis of the Destination Portfolio shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Portfolio shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid portfolio-level taxes, each Target Portfolio will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date, to its shareholders shortly before the applicable Reorganization. The corresponding Destination Portfolio may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the corresponding Destination Portfolio will declare and pay to its shareholders before the end of 2011 (or shortly thereafter) a distribution of any remaining income and gains. All such distributions generally will be taxable to the shareholders, but as long as the Policies funded by your Target Portfolio or by the corresponding Destination Portfolio qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners. For more information, see “Tax Status of Each Reorganization” in this Proxy Statement/Prospectus.

What Happens if the Reorganization is Not Approved?

If your Target Portfolio’s shareholders do not approve the applicable Reorganization, the meeting may be adjourned as to your Target Portfolio as more fully described in this Proxy Statement/Prospectus, and your Target Portfolio will continue to engage in business as a separate investment management company and the Target Board will consider what further action, if any, may be appropriate. The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

Who is Eligible to Vote?

Shareholders of record of your Target Portfolio on August 17, 2011 (the “Record Date”) are entitled to attend and vote at the meeting or any adjourned meeting. On each Proposal, all shareholders of the Target Portfolio, regardless of the class of shares held, will vote together as a single class. Each whole share (or fractional share) of such Target Portfolios shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If a shareholder signs a proxy but does not fill in a vote, their shares will not be voted to approve the applicable Plan. If any other business comes before the meeting, a shareholder’s shares will be voted at the discretion of the persons named as proxies.

GROUP 1 REORGANIZATIONS

PROPOSALS 1 & 2

TRANSAMERICA EMERGING MARKETS/PACIFIC RIM VP

TRANSAMERICA GLOBAL GROWTH VP

(the “Target Portfolios”)

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION – MODERATE GROWTH VP

(the “Destination Portfolio”)

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

Summary

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Proxy Statement/Prospectus, after the discussion of the Reorganizations.

Each Reorganization of a Target Portfolio into the Destination Portfolio is subject to approval by shareholders of the Target Portfolio.

In each Reorganization (assuming shareholder approval), the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The Portfolios are advised by TAM. The tables below provide a comparison of certain features of the Portfolios.

Comparison of Transamerica Emerging Markets/Pacific Rim VP, Transamerica Global Growth VP and

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

	Transamerica Emerging Markets/Pacific Rim VP	Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Investment objective	This Portfolio seeks long-term growth of capital.		The Portfolio seeks capital appreciation with current income as a secondary objective.
Principal investment strategies and policies

The portfolio’s sub-adviser seeks to achieve the portfolio’s objective by investing primarily underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

·     The portfolio will invest, under normal circumstances, at least 80% of its net assets in underlying portfolios that provide exposure to equity or fixed-income securities, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

·     principal securities trading in the securities market of an emerging market or a Pacific Rim country

·     significant share of their total revenue from either goods or services produced or sales made in an emerging market or a Pacific Rim country

·     significant portion of their assets in an emerging market or a Pacific Rim country

The portfolio’s sub-adviser seeks to achieve the portfolio’s objective by investing primarily in underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

·     The sub-adviser seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. The sub-adviser seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

·     When, based on certain technical market indicators, the sub-adviser believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net

The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

·     Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”) expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. AUIM expects that, over the long-term, the portfolio’s allocation will average approximately 70% of portfolio assets in global equities and 30% of portfolio assets in U.S. fixed income securities.

·     organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

·     The portfolio management process is tactical and active. The sub-adviser regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. The sub-adviser may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are currently considered emerging markets include but are not limited to the following:

Brazil      China     South Africa

Russia     India      South Korea

Countries that are currently considered Pacific Rim countries include but are not limited to the following:

Taiwan      Japan     Singapore

Malaysia   Hong Kong   New Zealand

The sub-adviser may shift into a “defensive investment profile” if the sub-adviser believes global stock and bond markets are in a persistent weak period or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. When the sub-adviser shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

assets in equity underlying portfolios representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets underlying portfolios (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) underlying portfolios; and 10% in hard asset underlying portfolios (such as real estate, precious metals and natural resources). These percentages may vary.

·     The portfolio management process is tactical and active. The sub-adviser regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. The sub-adviser may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

·     If, based on several technical market indicators, the sub-adviser believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

The sub-adviser may shift into a “defensive investment profile” if the sub-adviser believes global stock and bond markets are weakening or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. If the sub-adviser believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When the sub-adviser shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular

.     The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AUIM’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AUIM believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs.

·     AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

·     The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Investment adviser	TAM
Sub-adviser*	AUIM
Portfolio manager**	Jeffrey Whitehead, CFA Mr. Whitehead is a Senior Vice President and Senior Portfolio Manager at AUIM.

The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the portfolios.

Net assets (as of June 30, 2011)	$71,438,877	$66,487,724	$4,168,829

*AUIM serves as sub-adviser to the Target Portfolios on an interim basis. AUIM is expected to manage the Target Portfolios for an interim period of up to 150 days. Prior to August 18, 2011, the Target Portfolios were sub-advised by Foxhall Capital Management, Inc. (“Foxhall”).

**When the Target Portfolios were sub-advised by Foxhall, the portfolio managers were: (i) Paul Dietrich, who is the CEO and Co-CIO of the firm, and (ii) David H. Morton, who is the Co-CIO and Chief Research Officer for the firm.

Classes of Shares, Fees and Expenses

Transamerica Emerging Markets/Pacific Rim VP and Transamerica Global Growth VP
	Prior to 8/18/11 Sub-Adviser Change	After to 8/18/11 Sub-Adviser Change	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Initial Class sales charges and fees

Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2012.

Service Class sales charges and fees

Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees

TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion. For the fiscal year ended December 31, 2010, the Portfolio paid a management fee of

TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.55% of the first $50 million; 0.53% over $50 million up to $250 million; and 0.51% in excess of $250 million.

0.90% of the Portfolio’s average daily net assets.
Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion. For the fiscal year ended December 31, 2010, TAM paid a sub-advisory fee of 0.45% of the Portfolio’s average daily net assets.

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million.

Fee waiver and expense limitations

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2012, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2012, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.80%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and certain similar principal investment strategies and policies, they are subject to some similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The Destination Portfolio is subject to the following additional principal risks:

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Portfolio Turnover – The portfolio’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio’s performance.

•

Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Target Portfolios are subject to the following additional principal risks:

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the composition of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must generally be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to meet the 10% requirement, the portfolio may be disqualified as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income might also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC, shareholders of the portfolio could realize significantly diminished returns from their investment in the portfolio. In the alternative, the portfolio may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it would be subject to a tax equal to the amount by which the income from non-qualifying sources exceeds the 10% limit.

•

Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

Transamerica Emerging Markets/Pacific Rim VP is subject to the following additional principal risk:

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Target Portfolio by showing you how the performance of the Portfolios’ Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Target Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Target Portfolios’ expenses, performance would have been lower. The Target Portfolios’ Service Class shares will have different performance because they have different expenses than the Target Portfolios’ Initial Class shares. The performance calculations do not reflect charges or deductions that are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

The Destination Portfolio commenced operations on May 1, 2011. No performance information is shown for the Destination Portfolio because it does not have a full calendar year of performance information.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: [TO BE PROVIDED] or by visiting the Portfolios’ website at www.transamericaseriestrust.com (select “Our Funds” then “Prospectus”)).

Transamerica Emerging Markets/Pacific Rim VP’s Annual Returns — Initial Class Shares

(years ended December 31)

Best calendar quarter: 9.97% for quarter ended 09/30/2010

Worst calendar quarter: -10.05% for quarter ended 06/30/2010

The year-to-date return as of June 30, 2011 was 1.42%.

Transamerica Global Growth VP’s Annual Returns — Initial Class Shares

(years ended December 31)

Best calendar quarter: 7.45% for quarter ended 12/31/2010

Worst calendar quarter: -9.30% for quarter ended 06/30/2010

The year-to-date return as of June 30, 2011 was 3.90%.

Transamerica Emerging Markets/Pacific Rim VP’s Average Annual Total Returns

(for years ended December 31)

	1 Year	Life of Fund*
Initial Class	3.56%	8.78%
Service Class	3.38%	8.52%
Morgan Stanley Capital International Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	19.20%	34.77%

*	Initial Class shares and Service Class shares commenced operations July 1, 2009.

Transamerica Global Growth VP’s Average Annual Total Returns

(for years ended December 31)

	1 Year	Life of Fund*
Initial Class	5.56%	10.65%
Service Class	5.39%	10.39%
Financial Times Stock Exchange World Index (reflects no deduction for fees, expenses, or taxes)	12.73%	24.65%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.13%	0.15%

*	Initial Class shares and Service Class shares commenced operations July 1, 2009.

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fees and expenses for the Target Portfolios in the tables appearing below are based on the fees and expenses for the fiscal year ended December 31, 2010, except that Management Fees reflect the lower advisory fees that went into effect on August 18, 2011. The fees and expenses in the table for the Destination Portfolio have been estimated based on expected expenses for the current fiscal year. The tables also show the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of June 30, 2011. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica Emerging Markets/Pacific Rim VP Reorganization:

	Transamerica Emerging Markets/Pacific Rim VP Initial Class	Transamerica AEGON Active Asset Allocation – Moderate Growth VP Initial Class	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma) Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.00%(2)	0.00%(2)	0.00%(2)
Other Expenses	0.13%	0.07%(3)	0.07%(3)
Acquired Fund Fees and Expenses	0.39%	0.13%(3)	0.37%(3)

Total Annual Fund Operating Expenses	1.07%	0.74%	0.98%

Expense Reduction	0.00%(4)	0.00%(5)	0.00%(5)
Net Operating Expenses	1.07%	0.74%	0.98%

	Transamerica Emerging Markets/Pacific Rim VP Service Class	Transamerica AEGON Active Asset Allocation – Moderate Growth VP Service Class	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma) Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.07%(3)	0.07%(3)
Acquired Fund Fees and Expenses	0.39%	0.13%(3)	0.37%(3)

Total Annual Fund Operating Expenses	1.32%	0.99%	1.23%

Expense Reduction	0.00%(4)	0.00%(5)	0.00%(5)
Net Operating Expenses	1.32%	0.99%	1.23%

Assuming only the Transamerica Global Growth VP Reorganization:
	Transamerica Global Growth VP Initial Class	Transamerica AEGON Active Asset Allocation – Moderate Growth VP Initial Class	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma) Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.00%(2)	0.00%(2)	0.00%(2)
Other Expenses	0.12%	0.07%(3)	0.08%(3)
Acquired Fund Fees and Expenses	0.37%	0.13%(3)	0.34%(3)

Total Annual Fund Operating Expenses	1.04%		0.74%	0.96%

Expense Reduction	0.00	% (4)	0.00%(5)	0.00	%(5)
Net Operating Expenses	1.04%		0.74%	0.96%

	Transamerica Global Growth VP Service Class		Transamerica AEGON Active Asset Allocation – Moderate Growth VP Service Class	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma) Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None	None
Maximum deferred sales charge (load) (as a % of offering price)	None		None	None
Redemption fee (as a % of amount redeemed)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)		0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.25%		0.25%	0.25%
Other Expenses	0.12%		0.07%(3)	0.08%(3)
Acquired Fund Fees and Expenses	0.37%		0.13%(3)	0.34%(3)

Total Annual Fund Operating Expenses	1.29%		0.99%	1.21%

Expense Reduction	0.00% (4)		0.00%(5)	0.00%(5)
Net Operating Expenses	1.29%		0.99%	1.21%

Assuming both Group 1 Reorganizations:

	Transamerica Emerging Markets/Pacific Rim VP Initial Class	Transamerica Global Growth VP Initial Class	Transamerica AEGON Active Asset Allocation – Moderate Growth VP Initial Class	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma) Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.00%(2)	0.00%(2)	0.00%(2)	0.00%(2)
Other Expenses	0.13%	0.12%	0.07%(3)	0.04%(3)
Acquired Fund Fees and Expenses	0.39%	0.37%	0.13%(3)	0.36%(3)

Total Annual Fund Operating Expenses	1.07%	1.04%	0.74%	0.94%

Expense Reduction	0.00%(4)	0.00%(4)	0.00%(5)	0.00%(5)
Net Operating Expenses	1.07%	1.04%	0.74%	0.94%

	Transamerica Emerging Markets/Pacific Rim VP Service Class	Transamerica Global Growth VP Service Class	Transamerica AEGON Active Asset Allocation – Moderate Growth VP Service Class	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma) Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.12%	0.07%(3)	0.04%(3)
Acquired Fund Fees and Expenses	0.39%	0.37%	0.13%(3)	0.36%(3)

Total Annual Fund Operating Expenses	1.32%	1.29%	0.99%	1.19%

Expense Reduction	0.00%(4)	0.00%(4)	0.00%(5)	0.00%(5)
Net Operating Expenses	1.32%	1.29%	0.99%	1.19%

(1)

Prior to August 18, 2011, the management fee (expressed as a specified percentage of the Target Portfolio’s average daily net assets) was 0.90% on the first $500 million, 0.875% on $500 million to $1 billion, and 0.85% in excess of $1 billion. Effective August 18, 2011, upon the change in sub-adviser to AUIM, the management fee (expressed as a specified percentage of the Portfolio’s average daily net assets) was lowered to 0.55% on the first $50 million, 0.53% on $250 million to $500 million, and 0.51% in excess of $250 million.

(2)

TST’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2012. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(3)	Other expenses and Acquired fund fees and expenses are based on estimates for the current fiscal year.

(4)

Contractual arrangement with TAM through May 1, 2012 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

(5)

Contractual arrangement with TAM through May 1, 2012 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.80%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.80% of average daily net assets, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolios. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Assuming only the Transamerica Emerging Markets/Pacific Rim VP Reorganization:

Number of Years You Own your Shares	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma)
Initial Class
Year 1	$109	$76	$100
Year 3	$372	$269	$344
Year 5	$656	$478	$608
Year 10	$1,464	$1,082	$1,361
Service Class
Year 1	$134	$101	$125
Year 3	$418	$315	$390
Year 5	$723	$547	$676
Year 10	$1,590	$1,213	$1,489

Assuming only the Transamerica Global Growth VP Reorganization:

Number of Years You Own your Shares	Transamerica Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma)
Initial Class
Year 1	$106	$76	$98
Year 3	$363	$269	$338
Year 5	$640	$478	$597
Year 10	$1,430	$1,082	$1,338
Service Class
Year 1	$131	$101	$123
Year 3	$409	$315	$384
Year 5	$708	$547	$665
Year 10	$1,556	$1,213	$1,466

Assuming both Group 1 Reorganizations:

Number of Years You Own your Shares	Transamerica Emerging Markets/Pacific Rim VP	Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Combined Transamerica AEGON Active Asset Allocation – Moderate Growth VP (Pro Forma)
Initial Class
Year 1	$109	$106	$76	$96
Year 3	$372	$363	$269	$332
Year 5	$656	$640	$478	$586
Year 10	$1,464	$1,430	$1,082	$1,315
Service Class
Year 1	$134	$131	$101	$121
Year 3	$418	$409	$315	$378
Year 5	$723	$708	$547	$654
Year 10	$1,590	$1,556	$1,213	$1,443

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolios’ most recent fiscal years ended December 31, 2009 and 2010, the portfolio turnover rates were 207% and 603% and 255% and 751% of the average value of the Portfolios’ portfolios with respect to Transamerica Emerging Markets/Pacific Rim VP and Transamerica Global Growth VP, respectively. For the semi-annual period ended June 30, 2011, the Target Portfolios’ portfolio turnover rates were 79% and 88% of the average value of the Portfolios’ portfolios with respect to Transamerica Emerging Markets/Pacific Rim VP and Transamerica Global Growth VP, respectively. For the period from the inception1 of the Destination Portfolio to June 30, 2011, the portfolio turnover rate was 18% of the average value of the Portfolio’s portfolio.

Reasons for the Proposed Reorganizations

The Board of each Target Portfolio, including its Independent Trustees, has unanimously determined that each proposed Reorganization would be in the best interests of each Target Portfolio and would not dilute the interests of the existing shareholders of each Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that each Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that each proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve each Reorganization, the Trustees considered the potential impact of each proposed Reorganization on the Portfolios’ shareholders and a variety of related factors, including, among others:

General Considerations

•

The Trustees considered that each Reorganization presents an opportunity for the shareholders of the Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than each Target Portfolio, and that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for each Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following each Reorganization.

•

The Trustees considered that the Destination Portfolio’s advisory fees are the same as the advisory fees of each of the Target Portfolios, and noted that the advisory fees for the Target Portfolios were recently reduced.

•

The Trustees also considered the anticipated pro forma gross expense ratio of each class of shares of the combined Destination Portfolio compared to the historical gross expense ratios of the corresponding class of shares of each Target Portfolio. The Trustees considered that TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels, and noted that the Destination Portfolio’s expense cap is lower than the expense caps for the Target Portfolios. The Trustees considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Portfolio compared to those of each Target Portfolio.

•

The Trustees considered that, given the expected costs and benefits of the Reorganizations, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by each Target Portfolio.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

Tax

[1]	The Destination Portfolio commenced operations on May 1, 2011.

•	The Trustees considered the expected tax-free nature of the Reorganizations for federal income tax purposes.

Investment Program

•	The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of each Target Portfolio.

•	The Trustees considered that TAM is the adviser and AUIM is the sub-adviser to each Target Portfolio and the Destination Portfolio.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•

The Trustees considered that the portfolio managers of the combined Destination Portfolio could conclude that various securities holdings of each Target Portfolio may not be consistent with the combined Destination Portfolio’s long-term investment strategy, and, thus, the portfolio managers may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the Portfolios and their shareholders.

•	The Trustees took into consideration the fact that the Target Portfolios and Destination Portfolio have the same valuation policies and procedures.

•	The Trustees considered that the proposed Reorganizations are subject to shareholder approval.

CAPITALIZATION

The following table sets forth the capitalization of each Target Portfolio and the Destination Portfolio as of August 31, 2011 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Portfolios between August 31, 2011 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	Only Transamerica Emerging Markets/Pacific Rim VP and Transamerica AEGON Active Asset Allocation - Moderate Growth VP
	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Pro Forma Adjustments	Combined
Net Assets
Initial Class	$14,782,690	$375,170	$(31,113)	$15,126,747
Service Class	$44,996,889	$8,129,072	$(94,706)	$53,031,255
Total Fund	$59,779,579	$8,504,242	$(125,819)	$68,158,002

NAV
Initial Class	$9.67	$9.33	$(9.67)	$9.33
Service Class	$9.63	$9.33	$(9.63)	$9.33

Shares
Initial Class	1,528,474	40,195	51,986	1,620,655
Service Class	4,672,540	871,418	140,870	5,684,829

	Only Transamerica Global Growth VP and Transamerica AEGON Active Asset Allocation - Moderate Growth VP

	Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Pro Forma Adjustments	Combined
Net Assets
Initial Class	$16,313,415	$375,170	$(31,897)	$16,656,688
Service Class	$40,947,169	$8,129,072	$(80,063)	$48,996,178
Total Fund	$57,260,584	$8,504,242	$(111,960)	$65,652,866

NAV
Initial Class	$10.32	$9.33	$(10.32)	$9.33
Service Class	$10.28	$9.33	$(10.28)	$9.33

Shares
Initial Class	1,580,359	40,195	164,016	1,784,571
Service Class	3,983,351	871,418	397,509	5,252,278

	All Funds within Group 1

	Transamerica Global Growth VP	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Pro Forma Adjustments	Combined
Net Assets
Initial Class	$16,313,415	$14,782,690	$375,170	$(63,011)	$31,408,264
Service Class	$40,947,169	$44,996,889	$8,129,072	$(174,769)	$93,898,361
Total Fund	$57,260,584	$59,779,579	$8,504,242	$(237,780)	$125,306,625

NAV
Initial Class	$10.32	$9.67	$9.33	$(19.99)	$9.33
Service Class	$10.28	$9.63	$9.33	$(19.91)	$9.33

Shares
Initial Class	1,580,359	1,528,474	40,195	216,002	3,365,031
Service Class	3,983,351	4,672,540	871,418	538,379	10,065,688

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the Target Portfolios’ shareholders and information concerning the meeting of your Target Portfolio’s shareholders, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of the Group 2 Reorganization.

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to each Target Portfolio. In particular, the Trustees have determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

The Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

WITH RESPECT TO TRANSAMERICA EMERGING MARKETS/PACIFIC RIM VP, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” PROPOSAL 1 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

WITH RESPECT TO TRANSAMERICA GLOBAL GROWTH VP, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” PROPOSAL 2 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

GROUP 2 REORGANIZATION

PROPOSAL 3

TRANSAMERICA GLOBAL CONSERVATIVE VP

(the “Target Portfolio”)

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION - CONSERVATIVE VP

(the “Destination Portfolio”)

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

Summary

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Proxy Statement/Prospectus, after the discussion of the Reorganizations.

The Reorganization of the Target Portfolio into the Destination Portfolio is subject to approval by shareholders of the Target Portfolio.

In the Reorganization (assuming shareholder approval), the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

The Portfolios are advised by TAM. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica Global Conservative VP

and Transamerica AEGON Active Asset Allocation - Conservative VP

	Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation - Conservative VP

Investment objective	This Portfolio seeks modest growth and preservation of capital.	The Portfolio seeks current income and preservation of capital.
Principal investment strategies and policies

The portfolio’s sub-adviser seeks to achieve the portfolio’s objective by investing primarily in underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

·     The sub-adviser seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. The sub-adviser seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

·     When, based on certain technical market indicators, the sub-adviser believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in underlying portfolios representing debt securities of various maturities and credit quality, including high-yield debt securities, of companies or governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in underlying portfolios representing stocks in companies all over the world. The portfolio may invest in growth or value oriented equity underlying portfolios. These percentages may vary.

The portfolio seeks to achieve its investment objective by investing in assets primarily its a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

·     Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”) expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. AUIM expects that, over the long-term, the portfolio’s allocation will average approximately 35% of portfolio assets in ETFs that invest primarily in global equities and 65% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities.

·     The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AUIM’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AUIM believes that a greater focus on short-term

·     The portfolio management process is tactical and active. The sub-adviser regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. The sub-adviser may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

·     If, based on several technical market indicators, the sub-adviser believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

The sub-adviser has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

The sub-adviser may shift into a “defensive investment profile” if the sub-adviser believes global stock and bond markets are weakening or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. If the sub-adviser believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When the sub-adviser shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs.

·     AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

·     The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Investment adviser	TAM
Sub-adviser*	AUIM
Portfolio manager**	Jeffrey Whitehead, CFA Mr. Whitehead is a Senior Vice President and Senior Portfolio Manager at AUIM.
The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the portfolios.
Net assets (as of June 30, 2011)	$48,014,572	$11,195,778

* AUIM serves as sub-adviser to the Target Portfolio on an interim basis. AUIM is expected to manage the Target Portfolio for an interim period of up to 150 days. Prior to August 18, 2011, the Target Portfolio was sub-advised by Foxhall Capital Management, Inc. (“Foxhall”).

**When the Target Portfolio was sub-advised by Foxhall, the portfolio managers were: (i) Paul Dietrich, who is the CEO and Co-CIO of the firm, and (ii) David H. Morton, who is the Co-CIO and Chief Research Officer for the firm.

Classes of Shares, Fees and Expenses

Transamerica Global Conservative VP

	Prior to 8/18/11 Sub-Adviser Change	After 8/18/11 Sub-Adviser Change	Transamerica AEGON Active Asset Allocation - Conservative VP
Initial Class sales charges and fees

Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2012.

Service Class sales charges and fees

Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; and 0.85% in excess of $1 billion. For the fiscal year ended December 31, 2010, the Portfolio paid a management fee of 0.90% of the Portfolio’s average daily net assets.

TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.55% of the first $50 million; 0.53% over $50 million up to $250 million; and 0.51% in excess of $250 million.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.45% of the first $500 million; 0.425% over $500 million up to $1 billion; and 0.40% in excess of $1 billion. For the fiscal year ended December 31, 2010, TAM paid a sub-advisory fee of 0.45% of the Portfolio’s average daily net assets.

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million.

Fee waiver and expense limitations

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2012, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2012, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.80%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and certain similar principal investment strategies and policies, they are subject to some similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The Destination Portfolio is subject to the following additional principal risks:

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Portfolio Turnover – The portfolio’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio’s performance.

•

Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Target Portfolio is subject to the following additional principal risks:

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the composition of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must generally be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to meet the 10% requirement, the portfolio may be disqualified as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income might also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC, shareholders of the portfolio could realize significantly diminished returns from their investment in the portfolio. In the alternative, the portfolio may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it would be subject to a tax equal to the amount by which the income from non-qualifying sources exceeds the 10% limit.

•

Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Target Portfolio by showing you how the performance of the Portfolio’s Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of the Target Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Target Portfolio’s expenses, performance would have been lower. The Target Portfolio’s Service Class shares will have different performance because they have different expenses than the Target Portfolio’s Initial Class shares. The performance calculations do not reflect charges or deductions that are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

The Destination Portfolio commenced operations on May 1, 2011. No performance information is shown for the Destination Portfolio because it does not have a full calendar year of performance information.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: [TO BE PROVIDED] or by visiting the Portfolios’ website at www.transamericaseriestrust.com (select “Our Funds” then “Prospectus”)).

Transamerica Global Conservative VP’s Annual Returns — Initial Class Shares

(years ended December 31)

Best calendar quarter: 1.33% for quarter ended 09/30/2010

Worst calendar quarter: -5.96% for quarter ended 06/30/2010

The year-to-date return as of June 30, 2011 was 0.53%.

Transamerica Global Conservative VP’s Average Annual Total Returns

(for years ended December 31)

	1 Year	Life of Fund*
Initial Class	-5.79%	-3.31%
Service Class	-6.10%	-3.59%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	7.03%
Financial Times Stock Exchange World Index (reflects no deduction for fees, expenses, or taxes)	12.73%	24.65%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.13%	0.15%

*	Initial Class shares and Service Class shares commenced operations July 1, 2009.

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fees and expenses for the Target Portfolio in the tables appearing below are based on the fees and expenses for the fiscal year ended December 31, 2010, except that Management Fees reflect the lower advisory fees that went into effect on August 18, 2011. The fees and expenses in the table for the Destination Portfolio have been estimated based on expected expenses for the current fiscal year. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of June 30, 2011. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Global Conservative VP Initial Class	Transamerica AEGON Active Asset Allocation – Conservative VP Initial Class	Combined Transamerica AEGON Active Asset Allocation – Conservative VP (Pro Forma) Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.00%(2)	0.00%(2)	0.00%(2)

Other Expenses	0.20%	0.07%(3)	0.04%(3)
Acquired Fund Fees and Expenses	0.21%	0.12%(3)	0.29%(3)

Total Annual Fund Operating Expenses	0.96%	0.73%	0.87%

Expense Reduction	0.00%(4)	0.00%(5)	0.00%(5)
Net Operating Expenses	0.96%	0.73%	0.87%

	Transamerica Global Conservative VP Service Class	Transamerica AEGON Active Asset Allocation – Conservative VP Service Class	Combined Transamerica AEGON Active Asset Allocation – Conservative VP (Pro Forma) Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Redemption fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.55%(1)	0.54%	0.54%(1)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.20%	0.07%(3)	0.04%(3)
Acquired Fund Fees and Expenses	0.21%	0.12%(3)	0.29%(3)

Total Annual Fund Operating Expenses	1.21%	0.98%	1.12%

Expense Reduction	0.00%(4)	0.00%(5)	0.00%(5)
Net Operating Expenses	1.21%	0.98%	1.12%

(1)

Prior to August 18, 2011, the management fee (expressed as a specified percentage of the Target Portfolio’s average daily net assets) was 0.90% on the first $500 million, 0.875% on $500 million to $1 billion, and 0.85% in excess of $1 billion. Effective August 18, 2011, upon the change in sub-adviser to AUIM, the management fee (expressed as a specified percentage of the Portfolio’s average daily net assets) was lowered to 0.55% on the first $50 million, 0.53% on $250 million to $500 million, and 0.51% in excess of $250 million.

(2)

TST’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2012. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(3)	Other expenses and Acquired fund fees and expenses are based on estimates for the current fiscal year.

(4)

Contractual arrangement with TAM through May 1, 2012 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees , extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

(5)

Contractual arrangement with TAM through May 1, 2012 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.80%, excluding certain expenses such as 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.80% of average daily net assets, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own your Shares	Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation – Conservative VP	Combined Transamerica AEGON Active Asset Allocation – Conservative VP (Pro Forma)
Initial Class
Year 1	$98	$75	$89
Year 3	$338	$266	$310
Year 5	$597	$473	$549
Year 10	$1,338	$1,071	$1,234
Service Class
Year 1	$123	$100	$114
Year 3	$384	$312	$356
Year 5	$665	$542	$617
Year 10	$1,466	$1,201	$1,363

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal years ended December 31, 2009 and 2010, the portfolio turnover rates were 198% and 678% of the average value of the Portfolio’s portfolio. For the semi-annual period ended June 30, 2011, the Target Portfolio’s portfolio turnover rate was 174% of the average value of the Portfolio’s portfolio. For the period from the inception2 of the Destination Portfolio to June 30, 2011, the portfolio turnover rate was 21% of the average value of the Portfolio’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Portfolio, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of related factors, including, among others:

General Considerations

•

The Trustees considered that the Reorganization presents an opportunity for the shareholders of the Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than the Target Portfolio, and that the larger size of the combined Destination Portfolio may offer the potential for greater economies of

2 The Destination Portfolio commenced operations on May 1, 2011.

scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•

The Trustees also considered that the Destination Portfolio’s advisory fees are the same as the advisory fees of the Target Portfolio, and noted that the advisory fees for the Target Portfolio were recently reduced.

•

The Trustees also considered the anticipated pro forma gross expense ratio of each class of shares of the combined Destination Portfolio compared to the historical gross expense ratios of the corresponding class of shares of the Target Portfolio. The Trustees considered that, for the Target Portfolio, TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels and noted that the Destination Portfolio’s expense cap is lower than the expense cap for the Target Portfolio. The Trustees considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Portfolio compared to those of the Target Portfolio.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Portfolio.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganizations for federal income tax purposes.

Investment Program

•	The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio.

•	The Trustees considered that TAM is the adviser to the Target Portfolio and the Destination Portfolio.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•

The Trustees considered that the portfolio managers of the combined Destination Portfolio could conclude that various securities holdings of the Target Portfolio may not be consistent with the combined Destination Portfolio’s long-term investment strategy, and, thus, the portfolio managers may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the Portfolios and their shareholders.

•	The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures.

•	The Trustees considered that the proposed Reorganization is subject to shareholder approval.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of August 31, 2011 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between August 31, 2011 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation - Conservative VP	Pro Forma Adjustments	Combined
Net Assets
Initial Class	$2,382,277	$2,663,881	$(5,019)	$5,041,139
Service Class	$50,884,718	$17,407,032	$(107,202)	$68,184,548
Total Fund	$53,266,995	$20,070,913	$(112,221)	$73,225,687

NAV
Initial Class	$9.31	$9.80	$(9.31)	$9.80
Service Class	$9.27	$9.79	$(9.27)	$9.79

Shares
Initial Class	255,779	271,888	(13,145)	514,521
Service Class	5,489,086	1,778,237	(301,844)	6,965,479

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the Target Portfolio’s shareholders and information concerning the meeting of your Target Portfolio’s shareholders, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of the Group 2 Reorganization.

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Target Portfolio. In particular, the Trustees have determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

The Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TARGET PORTFOLIO VOTE “FOR” PROPOSAL 3 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began on or before December 22, 2010 for a period of up to eight taxable years. Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began after December 22, 2010 for an unlimited number of taxable years.

As of December 31, 2010, the Portfolios had the following unused capital loss carryforwards (which all arose in taxable years that began on or before December 22, 2010):

Transamerica Emerging Markets/Pacific Rim VP	$ –
Transamerica Global Growth VP	$ –
Transamerica Global Conservative VP	$737,655
Transamerica AEGON Active Asset Allocation – Moderate Growth VP*	N/A
Transamerica AEGON Active Asset Allocation – Conservative VP *	N/A

* The Destination Portfolios commenced operations on May 1, 2011, so there is no capital loss carryforward information to report with respect to those Portfolios.

Each Group 1 Reorganization may result in limitations on that Destination Portfolio’s ability, following the applicable Reorganization, to use carryforwards of the applicable Target Portfolio (including carryforwards generated in the tax year of the Target Portfolio ending on the date of the applicable Reorganization) and potentially on that Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Those limitations are imposed on an annual basis and will apply to a Reorganization if the shareholders of the applicable Target Portfolio own less than 50% of the corresponding Destination Portfolio immediately after the Reorganization. Losses from taxable years that began on or before December 22, 2010 in excess of the limitation may be carried forward, subject to the overall eight-year limit. Losses from taxable years that began after December 22, 2010 in excess of the limitation may be carried forward without regard to the eight-year limit. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of that Reorganization.

If the shareholders that hold shares in a Destination Portfolio immediately prior to a Reorganization own less than 50% of the Destination Portfolio following the Reorganization, the Reorganization may result in limitations on the Destination Portfolio’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in its tax year that includes the applicable Reorganization, and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of its assets held immediately prior to the Reorganization. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Destination Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of that Reorganization.

As a result of the Reorganizations, such carryforwards and losses will benefit the shareholders of the combined Portfolio, rather than only the shareholders of the Portfolio that incurred them. In addition, if a Reorganization closes on a date other than the applicable Target Portfolio’s regular year-end, it will cause carryovers of that Target Portfolio’s losses from taxable years that began on or before December 22, 2010 to expire earlier than the time they otherwise would have expired.

If a Destination Portfolio or Target Portfolio has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Portfolio may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of that Destination Portfolio or Target Portfolio, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Portfolio involved in the applicable Reorganization.

The rules described in this section may cause a significant percentage of the Portfolios’ tax capital loss carryforwards to expire unutilized. By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Portfolio’s Reorganization did not occur.

Since the Reorganizations are not expected to close until December 9, 2011, assuming shareholder approval, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each Portfolio to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Portfolio being transferred to the corresponding Destination Portfolio. Consistent with each Destination Portfolio’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Portfolio’s shareholders (including former shareholders of the corresponding Target Portfolio), management will influence the extent and duration to which the portfolio securities of the corresponding Target Portfolio will be maintained by the Destination Portfolio. It is possible that there may be dispositions of some of the portfolio securities of one or more Target Portfolios following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Portfolio may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Portfolio’s other gains and losses, and the combined Destination Portfolio’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Portfolio.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	The Reorganizations are scheduled to occur as of the close of business on December 9, 2011, but may occur on such later date as the parties may agree to in writing (the “Closing Date”).

•

On the Closing Date, each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•

Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the applicable Target Portfolio(s) having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio(s) Initial Class and Service Class shares, respectively.

•

Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The approval of shareholders of each Target Portfolio is required for the Reorganization of their Target Portfolio.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•	Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Portfolio.

•

The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Proxy Statement/Prospectus, which is incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In each Reorganization, the applicable Destination Portfolio will deliver to the corresponding Target Portfolio a number of full and fractional Destination Portfolio shares of each class with an aggregate net asset value equal to the net asset value of the Target Portfolio attributable to the corresponding class of the Target Portfolio’s shares. The net asset value per share of each class of such Destination Portfolio shall be computed using the Destination Portfolios’ valuation procedures and the net asset value per share of each class of such Target Portfolio shall be computed using the Target Portfolios’ valuation policies and procedures. The number of full and fractional Destination Portfolio shares shall be determined, with respect to each class, by dividing the value of the Target Portfolio’s net assets with respect to that class of the Target Portfolio’s shares by the net asset value of one share of the corresponding class of the Destination Portfolio’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization. The obligation of each Portfolio to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Portfolio’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The obligations of a Destination Portfolio and a corresponding Target Portfolio are subject to the approval of the applicable Plan by the necessary vote of the outstanding shares of the Target Portfolio with respect to the Reorganization of that Target Portfolio, in accordance with the provisions of TST’s declaration of trust and bylaws and applicable state law (see Section 8.1 of the form of Plan attached as Exhibit A). With respect to each Reorganization, the Portfolios’ obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.5 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan (even if the shareholders of the relevant Target Portfolio have already approved it as applicable) at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Portfolio or Destination Portfolio, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations. The expenses incurred in connection with the Reorganizations will be borne by the Target Portfolios, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the Target Portfolio and the Destination Portfolio of an opinion from Bingham McCutchen LLP, counsel to the Portfolios, substantially to the effect that, for federal income tax purposes:

•

The transfer of all of the applicable Target Portfolio’s assets to the corresponding Destination Portfolio in exchange solely for the issuance of the Destination Portfolio shares to the Target Portfolio and the assumption of the Target Portfolio’s liabilities by the Destination Portfolio, followed by the distribution of the Destination Portfolio shares to the Target Portfolio shareholders in complete liquidation of the Target Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Portfolio and the corresponding Destination Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the applicable Destination Portfolio upon receipt of the assets of the corresponding Target Portfolio and the assumption by such Destination Portfolio of all of the liabilities of that Target Portfolio;

•

The tax basis of the assets of the applicable Target Portfolio in the hands of the corresponding Destination Portfolio will be the same as the tax basis of such assets in the hands of the Target Portfolio immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer;

•

The holding period of each asset of the applicable Target Portfolio in the hands of the applicable Destination Portfolio, other than assets with respect to which gain or loss is required to be recognized in the applicable Reorganization, will include the period during which the asset was held by the corresponding Target Portfolio (except where investment activities of the Destination Portfolio have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the applicable Target Portfolio upon the transfer of its assets to the corresponding Destination Portfolio in exchange for the Destination Portfolio shares and the assumption by such Destination Portfolio of all of the liabilities of the Target Portfolio, or upon the distribution of the Destination Portfolio shares by the Target Portfolio to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Portfolio’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•

No gain or loss will be recognized by the applicable Target Portfolio shareholders upon the exchange of their shares of the applicable Target Portfolio solely for the shares of the corresponding Destination Portfolio as part of the Reorganization;

•

The aggregate tax basis of the applicable Destination Portfolio shares received by each shareholder of the corresponding Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Portfolio surrendered in exchange therefor; and

•

The holding period of the applicable Destination Portfolio shares received by a Target Portfolio shareholder will include the holding period of the shares of the Target Portfolio that were surrendered in exchange therefor, provided that the shareholder held the Target Portfolio shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the applicable Target Portfolio and Destination Portfolio.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Portfolio will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Portfolio shareholders all of the Target Portfolio’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Portfolio is estimated as of August 31, 2011 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Portfolio’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Portfolio’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Portfolio	Distribution Amount (per Share)

Transamerica Emerging Markets/Pacific Rim VP	$0.0000
Transamerica Global Growth VP	$0.0000
Transamerica Global Conservative VP	$0.0084

Such distributions may result in taxable income to a Target Portfolio shareholder, but as long as the Policies funded by the Portfolios qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

The approval of shareholders of the Target Portfolios is required for the Reorganization of their Portfolios. For each shareholder of record of each Target Portfolio, each whole share (or fractional share) of your Target Portfolio shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date. A quorum is required to conduct business at the meeting. With respect to each Target Portfolio, presence in person or by proxy of shareholders representing thirty percent of the voting power of the Target Portfolio shall be necessary to constitute a quorum for the transaction of business. With respect to each Target Portfolio, approval of each of Proposals 1, 2 and 3, as applicable, requires, if a quorum is present at the meeting, the vote of “a majority of the outstanding voting securities” of that Target Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Target Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Portfolio.

The table below shows how Target Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Target Portfolio shareholders may continue to vote, and votes will be included in the tabulation, up until the date and time of the meeting, 10:00 a.m., Eastern Time, on November 30, 2011.

If the required approval of shareholders of a Target Portfolio is not obtained, the meeting may be adjourned as to that Target Portfolio as more fully described in this Proxy Statement/Prospectus, and the Target Portfolio will continue to engage in business as a separate investment management company and the Board will consider what further action, if any, may be appropriate.

FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Each Portfolio has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The following table lists the fundamental investment restrictions for each Target Portfolio and each Destination Portfolio. The fundamental investment policies of the Target Portfolios and the Destination Portfolios are the same. For a more complete discussion of each Portfolio’s other investment policies and fundamental and non-fundamental investment restrictions, please see the statement of additional information for this Proxy Statement/Prospectus.

	Target Portfolios	Destination Portfolios

Borrowing	Each Target Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.	Each Destination Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Senior Securities

Each Target Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Each Destination Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Underwriting

Each Target Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Each Destination Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Real Estate

Each Target Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Each Destination Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Lending	Each Target Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Concentration

Each Target Portfolio may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Each Destination Portfolio may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Commodities

Each Target Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Each Destination Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Diversification	Each Target Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or	Each Destination Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, and as

modified from time to time by regulatory authority having jurisdiction.	interpreted or modified from time to time by regulatory authority having jurisdiction.

BUYING AND SELLING OF PORTFOLIO SHARES

The following describes how shareholders may buy and sell shares of the Portfolios and how each Portfolio determines its net asset value.

Purchase and Redemption of Shares

Shares of these Portfolios are intended to be sold to the asset allocation portfolios offered in the Portfolios’ prospectus dated May 1, 2011, as supplemented (together, the “Asset Allocation Portfolios”), and to separate accounts of insurance companies, including separate accounts of WRL, TLIC, TFLIC, TALIC, TALICNY and Monumental, to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these Portfolios may be made available to other insurance companies and their separate accounts in the future.

TST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by TST’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Net Asset Value

The NAV of all Portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio (or class) that are then outstanding.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

ADDITIONAL INFORMATION ABOUT THE DESTINATION PORTFOLIOS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for the Destination Portfolios. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Destination Portfolio’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Portfolio, and are paid at the rates previously shown in this Proxy Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC is an affiliate of TAM and TST.

The Destination Portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits TST and TAM, subject to certain conditions, and without the approval of shareholders to:

(1)

employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned
because	of a change of control of the sub-adviser.

Pursuant to the Order, the funds have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

As of August 31, 2011, TAM’s assets under management were approximately $49,253,265,616.

A discussion regarding the basis of the Board’s approval of the advisory arrangements with TAM is available in the Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2011.

Sub-Adviser

AUIM, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, serves as sub-adviser for each Destination Portfolio.

A discussion regarding the basis of the Board’s approval of the sub-advisory arrangements with AUIM is available in the Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2011.

Disclosure of Portfolio Holdings

A detailed description of the portfolios’ policies and procedures with respect to the disclosure of the portfolios’ portfolio holdings is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Net Asset Value

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase a portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Arrangements

Distribution and Service Plans. TST has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) and pursuant to the 12b-1 Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street,

Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The 12b-1 Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the 12b-1 Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the 12b-1 Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2012. You will receive written notice prior to the payment of any fees under the 12b-1 Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements. The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Advisors Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.

TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses section of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares.

Certain portfolios of TST are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain underlying funds, including those advised by the sub-adviser to the investing fund, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

Distributions and Taxes

Each Portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica AEGON Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes. Each Portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a Portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each Portfolio’s intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation Portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a Portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation Portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that Portfolio will be allowed to look through to the Portfolio’s investments in order to satisfy the separate account diversification requirements. Each Portfolio intends to comply with those diversification requirements. If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of Portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that Portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a Portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into Portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one Portfolio to another and then back again after a short period of time. As money is shifted in and out, a Portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Portfolio shares may disrupt Portfolio management, hurt Portfolio performance and drive Portfolio expenses higher. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in Portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the Portfolios. Each Portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Portfolio reasonably believes to be in connection with market timing or excessive trading.

The Portfolios rely on the insurance companies that offer shares of the Portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The Portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the Portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The Portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The Portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the Portfolios discourage market timing and excessive short-term trading, the Portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the Portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying Portfolios by an asset allocation Portfolio in furtherance of a Portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A Portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the Portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a Portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each Portfolio reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The Asset Allocation Portfolios, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a Transamerica Series Trust portfolio (“TST Portfolio”). Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years (or since its inception if less than five years) and for the most recent semi-annual period. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to December 31, 2009, except for the financial highlights for the six months ended June 30, 2011, has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the December 31, 2010 Annual Report, which is available to you upon request.

Information on and prior to December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers, LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the Annual Reports for the previous periods ended December 31, which are available upon request.

Transamerica Global Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class					Service Class
	Period ended June 30, 2011 (unaudited)		December 31, 2010	Jul 1 to Dec 31, 2009(A)		Period ended June 30, 2011 (unaudited)		December 31, 2010	Jul 1 to Dec 31, 2009(A)
Net asset value
Beginning of period/year	$9.48		$10.09	$10.00		$9.45		$10.08	$10.00
Investment operations
Net investment income (loss)(B)(C)	—	(D)	0.03	0.09		(0.01)		0.03	0.17
Net realized and unrealized gain (loss)	0.06		(0.62)	—	(D)	0.05		(0.64)	(0.09)

Total operations	0.06		(0.59)	0.09		0.04		(0.61)	0.08

Distributions
From net investment income	—		(0.01)	—		—		(0.01)	—
From net realized gains	—		(0.01)	—		—		(0.01)	—

Total distributions	—		(0.02)	—		—		(0.02)	—

Net asset value
End of period/year	$9.54		$9.48	$10.09		$9.49		$9.45	$10.08

Total return(E)	0 .53%	(F)	(5 .79)%	0 .90%	(F)	0 .42%	(F)	(6 .10)%	0 .80%	(F)

Net assets end of period/year (000’s)	$2,466		$2,337	$1,880		$45,549		$29,353	$2,971
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	1 .00%	(H)	1 .00%	1 .00%	(H)	1 .25%	(H)	1 .25%	1 .25%	(H)
Before reimbursement/fee waiver	1 .03%	(H)	1 .10%	3 .67%	(H)	1 .28%	(H)	1 .35%	3 .92%	(H)
Net investment income (loss), to average net assets(C)	(0 .03)%	(H)	0 .25%	1 .80%	(H)	(0 .15)%	(H)	0 .34%	3 .42%	(H)
Portfolio turnover rate(I)	174%	(F)	678%	198%	(F)	174%	(F)	678%	198%	(F)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Rounds to less than $(0.01) per share.

(E) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F) Not annualized.

(G) Does not include expenses of the investment companies in which the fund invests.

(H) Annualized.

(I) Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010 the financial highlights were prepared by another independent registered public accounting firm.

Transamerica Global Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class					Service Class
	Period ended June 30, 2011 (unaudited)		December 31, 2010	Jul 1 to Dec 31, 2009(A)		Period ended June 30, 2011 (unaudited)		December 31, 2010	Jul 1 to Dec 31, 2009(A)
Net asset value
Beginning of period/year	$11.54		$11.03	$10.00		$11.50		$11.01	$10.00
Investment operations
Net investment income(B)(C)	0.01		0.13	0.11		—	(D)	0.16	0.30
Net realized and unrealized gain	0.44		0.47	0.92		0.44		0.42	0.71

Total operations	0.45		0.60	1.03		0.44		0.58	1.01

Distributions
From net investment income	—		(0.03)	—		—		(0.02)	—
From net realized gains	—		(0.06)	—		—		(0.07)	—

Total distributions	—		(0.09)	—		—		(0.09)	—

Net asset value
End of period/year	$11.99		$11.54	$11.03		$11.94		$11.50	$11.01

Total return(E)	3 .90%	(F)	5 .56%	10 .30%	(F)	3 .83%	(F)	5 .39%	10 .10%	(F)

Net assets end of period/year (000’s)	$18,607		$17,701	$12,318		$47,881		$37,146	$5,513
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recaptured expense	1 .00%	(H)	1 .00%	1 .00%	(H)	1 .25%	(H)	1 .25%	1 .25%	(H)
Before reimbursement/recaptured expense	1 .00%	(H)	1 .02%	1 .87%	(H)	1 .25%	(H)	1 .27%	2 .12%	(H)
Net investment income (loss), to average net assets(C)	0 .17%	(H)	1 .22%	2 .04%	(H)	(0 .02)%	(H)	1 .52%	5 .46%	(H)
Portfolio turnover rate(I)	88%	(F)	751%	255%	(F)	88%	(F)	751%	255%	(F)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Rounds to less than $0.01 or $(0.01) per share.

(E) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F) Not annualized.

(G) Does not include expenses of the investment companies in which the fund invests.

(H) Annualized.

(I) Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

Transamerica Emerging Markets/Pacific Rim VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class					Service Class
	Period ended June 30, 2011 (unaudited)		December 31, 2010	Jul 1 to Dec 31, 2009(A)		Period ended June 30, 2011 (unaudited)		December 31, 2010	Jul 1 to Dec 31, 2009(A)
Net asset value
Beginning of period/year	$11.23		$10.96	$10.00		$11.19		$10.94	$10.00
Investment operations
Net investment income(B)(C)	0.01		0.11	0.12		—	(D)	0.19	0.38
Net realized and unrealized gain	0.15		0.26	0.84		0.15		0.16	0.56

Total operations	0.16		0.37	0.96		0.15		0.35	0.94

Distributions
From net investment income	—		(0.03)	—		—		(0.03)	—
From net realized gains	—		(0.07)	—		—		(0.07)	—

Total distributions	—		(0.10)	—		—		(0.10)	—

Net asset value
End of period/year	$11.39		$11.23	$10.96		$11.34		$11.19	$10.94

Total return(E)	1 .42%	(F)	3 .56%	9 .60%	(F)	1 .34%	(F)	3 .38%	9 .40%	(F)

Net assets end of period/year (000’s)	$16,682		$16,703	$12,102		$54,757		$39,580	$4,370
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recaptured expenses	1 .00%	(H)	1 .00%	1 .00%	(H)	1 .25%	(H)	1 .25%	1 .25%	(H)
Before reimbursement/recaptured expenses	1 .00%	(H)	1 .03%	1 .87%	(H)	1 .25%	(H)	1 .28%	2 .12%	(H)
Net investment income (loss), to average net assets(C)	0 .12%	(H)	1 .09%	2 .29%	(H)	(0 .01)%	(H)	1 .87%	7 .03%	(H)
Portfolio turnover rate(I)	79%	(F)	603%	207%	(F)	79%	(F)	603%	207%	(F)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Rounds to less than $(0.01) per share.

(E) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F) Not annualized.

(G) Does not include expenses of the investment companies in which the fund invests.

(H) Annualized.

(I) Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010 the financial highlights were prepared by another independent registered public accounting firm.

Transamerica AEGON Active Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class May 1 to June 30, 2011(A) (unaudited)		Service Class May 1 to June 30, 2011(A) (unaudited)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(B)(C)	0.02		0.01
Net realized and unrealized loss	(0.07)		(0.06)

Total operations	(0.05)		(0.05)

Net asset value
End of period	$9.95		$9.95

Total return(D)	(0.50)%	(E)	(0.50)%	(E)

Net assets end of period (000’s)	$617		$10,579
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80%	(G)	1.05%	(G)
Before reimbursement/fee waiver	1.52%	(G)	1.77%	(G)
Net investment income, to average net assets(C)	0.97%	(G)	0.84%	(G)
Portfolio turnover rate(H)	21%	(E)	21%	(E)

(A) Commenced operations on May 1, 2011.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class	Service Class
	May 1 to June 30, 2011(A) (unaudited)	May 1 to June 30, 2011(A) (unaudited)
Net asset value
Beginning of period	$10.00	$10.00
Investment operations
Net investment income(B)(C)	0.02	0.03
Net realized and unrealized loss	(0.16)	(0.17)

Total operations	(0.14)	(0.14)

Net asset value
End of period	$9.86	$9.86

Total return(D)	(1.40)%(E)	(1.40)%(E)

Net assets end of period (000’s)	$282	$3,887
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80%(G)	1.05%(G)
Before reimbursement/fee waiver	3.03%(G)	3.28%(G)
Net investment income, to average net assets(C)	1.23%(G)	1.90%(G)
Portfolio turnover rate(H)	18%(E)	18%(E)

(A) Commenced operations on May 1, 2011.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying affiliated funds.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

With respect to each Target Portfolio, the principal solicitation of proxies will be by mailing of this Proxy Statement/Prospectus, but proxies may be solicited by telephone or in person by the representatives of the Target Board, regular employees of TFS, their affiliates, or [        ], a private proxy services firm. The estimated costs of retaining [        ] is approximately $[    ], which will be paid by the Target Portfolios. If a Target Portfolio has not received your vote as the date of the meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals. [TO BE PROVIDED]

The cost of the meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, with respect to the Reorganizations will be borne by the Target Portfolios.

Revoking Proxies

Each Target Portfolio shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of TST;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending the meeting and voting in person at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance in-person at the meeting, by itself, will not revoke a previously executed and returned proxy.

If a Target Portfolio shareholder holds Target Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the shareholder’s ability to revoke voting instructions after such instructions have been provided.

Outstanding Shares

Only shareholders of record of each Target Portfolio at the close of business on the Record Date, August 17, 2011, are entitled to notice of and to vote at the meeting. As of the close of business on the Record Date, the following shares of each Target Portfolio were outstanding:

Transamerica Emerging Markets/Pacific Rim VP
Initial Class	1,467,401
Service Class	4,708,139
Transamerica Global Conservative VP
Initial Class	256,460
Service Class	5,247,854
Transamerica Global Growth VP
Initial Class	1,545,399
Service Class	3,942,848

Other Business

The Board knows of no business to be presented for consideration at the meeting other than Proposals 1, 2 and 3 set forth in this Proxy Statement/Prospectus. If other business is properly brought before the meeting, proxies will be voted in accordance with the discretion of the persons named as proxies.

Adjournments

If, by the time scheduled for the meeting, a quorum of shareholders of a Target Portfolio is not present, or if a quorum is present but sufficient votes “for” a Proposal have not been received, the chairperson of the meeting may adjourn the meeting or the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned as to the Target Portfolio or the Proposal, as applicable, within a reasonable time after the original meeting date without further notice. If submitted to shareholders, any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting (or a majority of votes cast if a quorum is present). The persons named as proxies, at their discretion, vote those proxies in favor of an adjournment of the meeting. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the Proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders.

Telephone and Internet Voting

In addition to soliciting proxies by mail or in person, the Target Portfolios have also arranged to have votes recorded by telephone, the Internet or other electronic means by following the enclosed instructions. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If you authorize your proxy by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote.

Shareholders’ Proposals

As a general matter, the Target Portfolios do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OWNERSHIP OF SHARES OF THE PORTFOLIOS

To the knowledge of each Target Portfolio, as of August 17, 2011, the Trustees and officers of the Target Portfolio owned in the aggregate less than 1% of the outstanding shares of the Target Portfolio.

To the knowledge of each Destination Portfolio, as of August 17, 2011, the Trustees and officers of the Destination Portfolio owned in the aggregate less than 1% of the outstanding shares of the Destination Portfolio.

To the knowledge of each Target Portfolio, as of August 17, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Portfolio.

Name & Address	Portfolio Name	Class	Percentage
AEGON Financial Partners - Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Emerging Markets/Pacific Rim VP	Initial	54.83%
AEGON Financial Partners - Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Emerging Markets/Pacific Rim VP	Initial	41.14%
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Emerging Markets/Pacific Rim VP	Service	46.16%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Emerging Markets/Pacific Rim VP	Service	24.76%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Emerging Markets/Pacific Rim VP	Service	12.49%
AEGON Financial Partners - Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Initial	62.26%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Initial	24.90%

Name & Address	Portfolio Name	Class	Percentage
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Initial	9.76%
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Service	39.31%
TCM Division* Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Service	28.02%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Service	10.65%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Conservative VP	Service	6.87%
AEGON Financial Partners - Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Initial	55.86%
AEGON Financial Partners - Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Initial	41.07%
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Service	42.85%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Service	22.34%
TCM Division Western Reserve Life Assurance Co WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Service	9.79%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Service	6.79%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Global Growth VP	Service	5.47%

To the knowledge of each Destination Portfolio, as of August 17, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Portfolio.

Name & Address	Portfolio Name	Class	Percentage
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Initial	86.29%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Initial	7.59%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Initial	6.12%
TCM Division* Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	42.61%
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	28.07%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	10.84%
TCM Division Transamerica Life Insurance Company Transamerica Principium Ii 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Conservative VP	Service	9.65%
AEGON Financial Partners – Florida* Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Initial	44.21%
AEGON Financial Partners – Florida* Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Initial	36.28%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Initial	17.64%
TCM Division* Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	26.95%

Name & Address	Portfolio Name	Class	Percentage
TCM Division* Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	26.50%
TCM Division Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	22.08%
TCM Division Transamerica Life Insurance Company Transamerica Principium II 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Service	12.10%

*Any shareholder who holds beneficially 25% or more of the Destination Portfolio may be deemed to control the Destination Portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the Destination Portfolio. Any entity controlling a Destination Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Portfolio without the consent or approval of the other shareholders. Information regarding the parent companies of the control persons listed in the chart above is provided in Exhibit B hereto.

EXPERTS

The financial statements and financial highlights of each Portfolio for the past five fiscal years and the semi-annual period ended June 30, 2011 are incorporated by reference into this Proxy Statement/Prospectus. The financial statements and financial highlights of each Target Portfolio for its fiscal year end December 31, 2010 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Portfolio from your investment firm or by writing to your Portfolio at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call [TO BE PROVIDED].

Each Portfolio’s statement of additional information and shareholder reports are available free of charge on the Portfolios’ website at www.transamericaseriestrust.com (select “Our Funds”).

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher, Esq.
Dennis P. Gallagher, Esq.

Secretary, Transamerica Series Trust

St. Petersburg, Florida

October [    ], 2011

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [        ], 2011, by and among Transamerica Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquiring Portfolio/Classes” (each, an “Acquiring Portfolio”), and the Trust on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquired Portfolio/Classes” (each, an “Acquired Portfolio”).

WHEREAS, the Trust is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each such reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the corresponding Acquiring Portfolio listed on Exhibit A (as to each Acquired Portfolio, the “corresponding Acquiring Portfolio”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Portfolio (the “Acquiring Portfolio Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Portfolio (the “Acquired Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) to the shareholders of the Acquired Portfolio in complete redemption of the Acquired Portfolio Shares and the termination of the Acquired Portfolio, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to each Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Portfolio listed on Exhibit A (as to each Acquiring Portfolio, the “corresponding Acquired Portfolio”) for Acquiring Portfolio Shares and the assumption of all liabilities of that Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to each Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES IN SUCH ACQUIRING PORTFOLIO, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED PORTFOLIO AND LIQUIDATION AND TERMINATION OF THAT ACQUIRED PORTFOLIO

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of each Acquired Portfolio, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Portfolio, as set forth in paragraph 1.2, to the corresponding Acquiring Portfolio, and the Trust, on behalf of that Acquiring Portfolio, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Portfolio the number of full and fractional shares of each class of Acquiring Portfolio Shares of that Acquiring Portfolio corresponding to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Trust’s net assets with respect to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Portfolio Shares of that Acquiring Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Portfolio as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Portfolio and its classes of shares and the corresponding Acquired Portfolio and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Portfolio as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Portfolio as set forth on such Exhibit, the term “Acquiring Portfolio Shares” should be read to include each such class of shares of such Acquiring Portfolio, and the term “Acquired Portfolio Shares” should be read to include each such class of shares of such Acquired Portfolio.

1.2 The property and assets of the Trust attributable to each Acquired Portfolio to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the corresponding Acquiring Portfolio, shall consist of all assets and property of every kind and nature of the Acquired Portfolio, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Portfolio owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of each Acquiring Portfolio, shall assume all of the liabilities and obligations of the corresponding Acquired Portfolio, including, without limitation, all indemnification obligations of such Acquired Portfolio with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Portfolio will promptly assign, convey, transfer and deliver to the Trust, on behalf of the corresponding Acquiring Portfolio, any rights, stock dividends, cash dividends or other securities received by the Acquired Portfolio after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the corresponding Acquiring Portfolio, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the Trust on behalf of the corresponding Acquiring Portfolio.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Portfolio. To complete the liquidation, the Trust, on behalf of each Acquired Portfolio, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Portfolio Shares of each Acquired Portfolio as of the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares of the corresponding class of the corresponding Acquiring Portfolio received by the Trust, on behalf of that Acquired Portfolio, pursuant to paragraph 1.1, in complete redemption of such Acquired Portfolio Shares, and (b) terminate the Acquired Portfolio in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Portfolio Shares, by the transfer of the corresponding class of Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the corresponding Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of each class of Acquiring Portfolio Shares to be so credited to each of the corresponding Acquired Portfolio Shareholders holding Acquired Portfolio Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Portfolio Shares of that class owned by those Acquired Portfolio Shareholders on the Closing Date. All issued Acquired Portfolio Shares will be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing any class of Acquiring Portfolio Shares in connection with such exchange.

1.4 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio as maintained by the Acquiring Portfolio’s transfer agent.

1.5 Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of such Acquired Portfolio. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Portfolio, and the amounts thereof attributable to each class of shares of that Acquired Portfolio, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Portfolio, and after the declaration of any dividends by the Acquired Portfolio, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Portfolio.

2.2 The net asset value per share of each class of the Acquiring Portfolio Shares of each Acquiring Portfolio shall be determined as of the time for calculation of the applicable Acquiring Portfolio’s net asset value as set forth in the then-current prospectus for the Acquiring Portfolio on the Valuation Date, computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Portfolio.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [        ], 2011, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or, as to any Reorganization, such later time on that date as the applicable Acquired Portfolio’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Portfolio is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Portfolio that the Custodian maintains as custodian for the Acquired Portfolio to the accounts of the corresponding Acquiring Portfolio that the Custodian maintains as custodian for the Acquiring Portfolio. The Trust shall, within one business day after the Closing for each Reorganization, deliver to the applicable Trust a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Portfolio have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Portfolio, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Portfolio (“Transfer Agent”), to deliver to the Trust, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Portfolio Shareholder of the applicable Acquired Portfolio and the class, number and percentage ownership of the outstanding Acquired Portfolio Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Portfolio shall deliver to the Secretary of the corresponding Acquired Portfolio a confirmation evidencing that (a) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the Acquired Portfolio’s account on the books of such Acquiring Portfolio pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the accounts of the Acquired Portfolio Shareholders on the books of such Acquiring Portfolio pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Portfolio or an Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Portfolio or such Acquiring Portfolio is impracticable (in the judgment of the Board), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Portfolio, represents and warrants as follows:

(a) Such Acquired Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Portfolio Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of such Acquired Portfolio, will have good and marketable title to such Acquired Portfolio’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the corresponding Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result, in a material violation of Delaware law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Portfolio (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Portfolio on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Portfolio and, to the Acquired Portfolio’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Portfolio to the corresponding Acquiring Portfolio of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Portfolio or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Portfolio’s business. The Trust, on behalf of such Acquired Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquired Portfolio.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Portfolio as at the last day of and for the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquired Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquired Portfolio’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by such Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of such Acquired Portfolio shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Portfolio will have made such distributions, if any, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Portfolio, as provided in paragraph 3.3. Such Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares of such Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares of such Acquired Portfolio.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust, on behalf of such Acquired Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquired Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquiring Portfolio, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) For each calendar quarter of its operation (including the calendar quarter that includes the Closing Date), such Acquired Portfolio (i) has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts and (ii) has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a) Such Acquiring Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Declaration, to own all of the assets of such Acquiring Portfolio and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Portfolio Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Portfolio and each prospectus and statement of additional information of such Acquiring Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result, in a material violation of Delaware law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquiring Portfolio, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Portfolio’s business. The Trust, on behalf of such Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Portfolio.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Portfolio as at the last day of and for the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquiring Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Portfolio’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Portfolio Shares due to declines in market values of securities held by such Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of such Acquiring Portfolio shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Portfolio, if any, required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. Such Acquiring Portfolio has not yet filed its first U.S. federal income tax return and, thus, has not elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the Closing Date and for subsequent taxable periods, the Trust reasonably expects that such Acquiring Portfolio will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Trust, for the account of the Acquired Portfolio Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Trust, on behalf of such Acquiring Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquiring Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquired Portfolio, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(o) For each calendar quarter of its operation ending prior to the Closing Date, such Acquiring Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts. At all relevant times, such Acquiring Portfolio has been and is an investment company to which Treasury Regulations Section 1.817-5(f) applies.

5.	COVENANTS

The Trust, on behalf of each Acquired Portfolio, and the Trust, on behalf of each Acquiring Portfolio, respectively, hereby further covenant as follows:

5.1 The Acquired Portfolio and the Acquiring Portfolio each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Portfolio Shares to be acquired by such Acquired Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Trust, on behalf of each Acquired Portfolio, will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of the Acquired Portfolio Shares.

5.4 Subject to the provisions of this Agreement, the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Trust, on behalf of each Acquired Portfolio, will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the corresponding Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Trust, on behalf of each Acquiring Portfolio, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Trust will call a meeting of the shareholders of each Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 The Trust, on behalf of such Acquiring Portfolio, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of such Acquired Portfolio, will provide to the Trust such information regarding the Acquired Portfolio as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Portfolio, to consummate the Reorganization of such Acquired Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquired Portfolio:

6.1 All representations and warranties of the Trust, on behalf of such Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of such Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquiring Portfolio, on or before the Closing Date.

6.3 The Trust, on behalf of such Acquiring Portfolio, shall have executed and delivered to the Trust, on behalf of the corresponding Acquired Portfolio, an assumption of the Liabilities of such Acquired Portfolio and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of such Acquiring Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquired Portfolio, a certificate executed in the name of the Trust, on behalf of such Acquiring Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of such Acquiring Portfolio, and the Trust, on behalf of the corresponding Acquired Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Portfolio, to consummate the Reorganization of such Acquiring Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquiring Portfolio:

7.1 All representations and warranties of the Trust, on behalf of such Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of such Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquired Portfolio, on or before the Closing Date.

7.3 The Trust on behalf of such Acquired Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquiring Portfolio, a Statement of Assets and Liabilities of such Acquired Portfolio as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of such Acquired Portfolio. The Trust, on behalf of such Acquired Portfolio, shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Portfolio’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of such Acquired Portfolio, shall have delivered to the Trust, on behalf of the corresponding Acquiring Portfolio, a certificate executed in the name of the Trust, on behalf of such Acquired Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of such Acquired Portfolio, and the Trust, on behalf of the corresponding Acquiring Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued by such Acquiring Portfolio in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH CORRESPONDING ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Portfolio or Acquiring Portfolio, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Portfolio and its corresponding Acquiring Portfolio:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Portfolio in accordance with the provisions of the Declaration, the by-laws of the Trust, and applicable state law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of each Acquired Portfolio, nor the Trust, on behalf of the corresponding Acquiring Portfolio, may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to such Acquired Portfolio, or the Trust, with respect to such Acquiring Portfolio, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Portfolio or such Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the applicable Acquired Portfolio, the Trust, on behalf of the applicable Acquiring Portfolio, and its authorized officers, (i) the applicable Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquired Portfolio and the corresponding Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Portfolio upon receipt of the Assets of the corresponding Acquired Portfolio solely in exchange for the applicable Acquiring Portfolio Shares and the assumption by such Acquiring Portfolio of the Liabilities of the applicable Acquired Portfolio; (iii) the basis in the hands of such Acquiring Portfolio of the Assets of the corresponding Acquired Portfolio will be the same as the basis of such Assets in the hands of the Acquired Portfolio immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Portfolio upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Portfolio, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Portfolio (except where investment activities of the Acquiring Portfolio have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Portfolio upon the transfer of its Assets to the corresponding Acquiring Portfolio in exchange for the applicable Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities of the Acquired Portfolio, or upon the distribution of the Acquiring Portfolio Shares by the Acquired Portfolio to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Portfolio’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Portfolio Shareholders of such Acquired Portfolio upon the exchange of their Acquired Portfolio Shares solely for the Acquiring Portfolio Shares of the corresponding Acquiring Portfolio as part of the Reorganization; (vii) the aggregate basis of the Acquiring Portfolio

Shares that each Acquired Portfolio Shareholder of the applicable Acquired Portfolio receives in connection with the transaction will be the same as the aggregate basis of its Acquired Portfolio Shares exchanged therefor; and (viii) each Acquired Portfolio Shareholder’s holding period for its Acquiring Portfolio Shares will include the period for which it held the Acquired Portfolio Shares exchanged therefor, provided that he or she held such Acquired Portfolio Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5 on behalf of any Acquired Portfolio or Acquiring Portfolio.

8.6 The Trust, on behalf of each Acquiring Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquired Portfolio, and its authorized officers: (a) the Trust is a statutory trust existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquired Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquired Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquired Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

8.7 The Trust, on behalf of each Acquired Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the corresponding Acquiring Portfolio and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquiring Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquiring Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquiring Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Portfolio Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Trust, out of each Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of each Acquired Portfolio’s assets and property (including any amounts paid to the Acquired Portfolio pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquired Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of each Reorganization will be borne by the applicable Acquired Portfolio. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust and the Trust agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Portfolio or an Acquired Portfolio, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, and the obligations of the Trust, on behalf of each Acquiring Portfolio, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Portfolio or Acquired Portfolio at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Board, on behalf of each Acquired Portfolio, or the Board, on behalf of the corresponding Acquiring Portfolio, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Portfolio or such Acquired Portfolio, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Portfolio or its corresponding Acquiring Portfolio shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Portfolio or Acquiring Portfolio, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by each Acquired Portfolio pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquired Portfolios, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Portfolios, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA SERIES TRUST, on behalf of each Acquiring Portfolio listed on Exhibit A attached hereto

By:_____________________________
Name:___________________________
Title:____________________________

TRANSAMERICA SERIES TRUST, on behalf of each Acquired Portfolio listed on Exhibit A attached hereto

By:_____________________________
Name:___________________________
Title:____________________________

Exhibit A

Acquired Portfolio/Classes	Acquiring Portfolio/Classes
Transamerica Foxhall Global Conservative VP	Transamerica AEGON Active Asset Allocation - Conservative VP
Initial Class	Initial Class
Service Class	Service Class

Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Initial Class	Initial Class
Service Class	Service Class

Transamerica Foxhall Global Growth VP	Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Initial Class	Initial Class
Service Class	Service Class

SCHEDULE 4.1

[             ]

SCHEDULE 4.2

[             ]

EXHIBIT B

Information Regarding Parent Entities of “Control Persons”

Entity	Place of Organization
The AEGON Trust	Delaware
Transamerica Corporation	Delaware
AEGON U.S. Holding Corporation	Delaware
AEGON USA, LLC	Iowa
Western Reserve Life Assurance Co. of Ohio	Ohio
Transamerica International Holdings, Inc.	Delaware
Transamerica Life Insurance Company	Iowa

B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION – MODERATE GROWTH VP

TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION - CONSERVATIVE VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) [TO BE PROVIDED]

STATEMENT OF ADDITIONAL INFORMATION

October [    ], 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Proxy Statement and Prospectus dated October [    ], 2011 (the “Proxy Statement/Prospectus”), which relates to the Initial Class and Service Class shares of each Destination Portfolio to be issued in exchange for shares of the corresponding series of Transamerica Series Trust as shown below (each, a “Target Portfolio” and together, the “Target Portfolios”). Please retain this SAI for further reference.

To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the Destination Portfolios at the address set forth above or call the Destination Portfolios at the number set forth above.

The Reorganizations are grouped and described together for convenience. The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Group	Target Portfolio & Shares	Destination Portfolio & Shares
1
	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
	Initial Class	Initial Class
	Service Class	Service Class
	Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

2	Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation - Conservative VP
	Initial Class	Initial Class
	Service Class	Service Class

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
PRO FORMA FINANCIAL STATEMENTS	3

INTRODUCTION

This SAI is intended to supplement the Proxy Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Portfolio to, and the assumption of the liabilities of each Target Portfolio by, the corresponding Destination Portfolio in exchange for shares of the Destination Portfolio as shown in the table above. Please retain this SAI for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Portfolios’ Statement of Additional Information dated May 1, 2011 (File Nos. 811-04419 and 033-00507), as filed with the SEC on April 29, 2011 (Accession No. 0000930413-11-003361 ) is incorporated herein by reference.

2. The Portfolios’ Annual Report for the fiscal year ended December 31, 2010 (File No. 811-04419), as filed with the SEC on March 3, 2011 (Accession No. 0000950123-11-021574 ) is incorporated herein by reference.

3. The Portfolios’ Semi-Annual Report for the fiscal period ended June 30, 2011 (File No. 811-04419), as filed with the SEC on September  2, 2011 (Accession No. 0000950123-11-082455) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Target Portfolio and Destination Portfolio shown in the table on the cover page of this SAI.

The pro forma financial statements are unaudited.

Group 1 Reorganizations

Reorganization Between Transamerica Emerging Markets/Pacific Rim VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2011

(all amounts except per share amounts in thousands)	Transamerica Emerging Markets/Pacific Rim VP		Transamerica AEGON Active Asset Allocation – Moderate Growth VP		Pro Forma Portfolio

	Shares	Value	Shares	Value	Shares	Value
Investment Companies - 98.39%
Capital Markets
iShares MSCI Pacific Ex-Japan Index Fund	239,098	$11,382	-	-	239,098	11,382
SPDR S&P BRIC 40 ETF	286,169	7,964	-	-	286,169	7,964
SPDR S&P Emerging Asia Pacific ETF	91,092	7,705	-	-	91,092	7,705
SPDR S&P Emerging Latin America ETF	92,555	8,010	-	-	92,555	8,010
Vanguard Extended Market ETF	-	-	1,410	$82	1,410	82
Vanguard Intermediate-Term Bond ETF	-	-	3,870	325	3,870	325
Vanguard Intermediate-Term Corporate Bond ETF	-	-	10	1	10	1
Vanguard Long-Term Bond ETF	-	-	1,080	86	1,080	86
Vanguard MSCI EAFE ETF	-	-	5,241	200	5,241	200
Vanguard S&P 500 ETF	-	-	5,207	314	5,207	314
Vanguard Short-Term Bond ETF	-	-	3,890	315	3,890	315
Vanguard Short-Term Government Bond ETF	-	-	1,050	64	1,050	64
Vanguard Total Bond Market ETF	-	-	6,040	489	6,040	489
Vanguard Index Stock Market ETF	-	-	5,710	391	5,710	391
Emerging Market - Equity
Vanguard MSCI Emerging Markets ETF	488,536	23,753	5,070	247	493,606	24,000
Growth - Large Cap
Vanguard Growth ETF	-	-	7,930	513	7,930	513
Growth - Small Cap
Vanguard Small-Capital ETF	-	-	1,855	145	1,855	145
Region Fund - Asian Pacific
Vanguard MSCI Pacific ETF	204,054	11,537	2,130	120	206,184	11,657
Region Fund - European
Vanguard MSCI European ETF	-	-	4,390	235	4,390	235
Value - Large Cap
Vanguard Value ETF	-	-	9,200	516	9,200	516

Total Investment Companies		70,351		4,043		74,394

	Total Cost ($69,922)		Total Cost ($4,017)		Total Cost ($73,939)
Securities Lending Collateral - 4.01%
State Street Navigator Securities Lending Trust - Prime Portfolio	3,030,700	3,031	-	-	3,030,700	3,031

Total Securities Lending Collateral		3,031		-		3,031

	Total Cost ($3,031)		Total Cost ($0)		Total Cost ($3,031)

	Principal	Value	Principal	Value	Principal	Value
Repurchase Agreement - 2.98%
State Street Bank & Trust Co.	$1,925	1,925	$330	330	$2,255	2,255
0.01%, dated 06/30/2011, to be repurchased at $2,255 on 07/01/2011.

Total Repurchase Agreement		1,925		330		2,255

	Total Cost ($1,925)		Total Cost ($330)		Total Cost ($2,255)

Total Investment Securities		75,307		4,373		79,680

	Total Cost ($74,878)		Total Cost ($4,347)		Total Cost ($79,225)

Other Assets and Liabilities		(3,868)		(204)		(4,072)

Net Assets		$71,439		$4,169		$75,608

Reorganization Between Transamerica Global Growth VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2011

(all amounts except per share amounts in thousands)	Transamerica Global Growth VP		Transamerica AEGON Active Asset Allocation – Moderate Growth VP		Pro Forma Portfolio

	Shares	Value	Shares	Value	Shares	Value

Investment Companies - 97.97%
Capital Markets
Greenhaven Continous Commodity Index Fund	59,413	$1,990	-	-	59,413	$1,990
iShares MSCI EAFE Index Fund	77,825	4,680	-	-	77,825	4,680
iShares MSCI Emerging Markets Index Fund	135,560	6,453	-	-	135,560	6,453
iShares MSCI Pacific Ex-Japan Index Fund	98,291	4,680	-	-	98,291	4,680
iShares Russell 3000 Index Fund	151,843	12,040	-	-	151,843	12,040
Jefferies TR/J CRB Global Commodity Equity Index Fund	54,125	2,719	-	-	54,125	2,719
Market Vectors RVE Hard Assets Producers ETF	66,537	2,688	-	-	66,537	2,688
PowerShares DB Commodity Index Tracking Fund	68,714	1,990	-	-	68,714	1,990
SPDR S&P 500 ETF Trust	30,523	4,028	-	-	30,523	4,028
Vanguard Extended Market ETF	-	-	1,410	$82	1,410	82
Vanguard Intermediate-Term Bond ETF	-	-	3,870	325	3,870	325
Vanguard Intermediate-Term Corporate Bond ETF	-	-	10	1	10	1
Vanguard Long-Term Bond ETF	-	-	1,080	86	1,080	86
Vanguard Mid-Cap ETF	49,744	4,000	-	-	49,744	4,000
Vanguard MSCI EAFE ETF	245,793	9,360	5,241	200	251,034	9,560
Vanguard S&P 500 ETF	-	-	5,207	314	5,207	314
Vanguard Short-Term Bond ETF	-	-	3,890	315	3,890	315
Vanguard Short-Term Government Bond ETF	-	-	1,050	64	1,050	64
Vanguard Total Bond Market ETF	-	-	6,040	489	6,040	489
Vanguard Index Stock Market ETF	-	-	5,710	391	5,710	391
Emerging Market - Equity
Vanguard MSCI Emerging Markets ETF	133,717	6,501	5,070	247	138,787	6,748
Growth - Large Cap
Vanguard Growth ETF	-	-	7,930	513	7,930	513
Growth - Small Cap
Vanguard Small-Capital ETF	51,841	4,048	1,855	145	53,696	4,193
Region Fund - Asian Pacific
Vanguard MSCI Pacific ETF	-	-	2,130	120	2,130	120
Region Fund - European
Vanguard MSCI European ETF	-	-	4,390	235	4,390	235
Value - Large Cap
Vanguard Value ETF	-	-	9,200	516	9,200	516

Total Investment Companies		65,177		4,043		69,220

	Total Cost ($64,249)		Total Cost ($4,017)		Total Cost ($68,266)
Securities Lending Collateral - 23.98%
State Street Navigator Securities Lending Trust - Prime Portfolio	16,946,586	16,947	-	-	16,946,586	16,947

Total Securities Lending Collateral		16,947		-		16,947

	Total Cost ($16,947)		Total Cost ($0)		Total Cost ($16,947)

	Principal	Value	Principal	Value	Principal	Value

Repurchase Agreement - 2.35%
State Street Bank & Trust Co.	$1,332	1,332	$330	330	$1,662	1,662
0.01%, dated 06/30/2011, to be repurchased at $1,662 on 07/01/2011.

Total Repurchase Agreement		1,332		330		1,662

	Total Cost ($1,332)		Total Cost ($330)		Total Cost ($1,662)

Total Investment Securities		83,456		4,373		87,829

	Total Cost ($82,528)		Total Cost ($4,347)		Total Cost ($86,875)
Other Assets and Liabilities		(16,968)		(204)		(17,172)

Net Assets		$66,488		$4,169		$70,657

Reorganization Between Transamerica Global Growth VP, Transamerica Emerging Markets/Pacific Rim VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2011

(all amounts except per share amounts in thousands)	Transamerica Global Growth VP		Transamerica Emerging Markets/Pacific Rim VP		Transamerica AEGON Active Asset Allocation – Moderate Growth VP		Pro Forma Portfolio

	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Investment Companies - 98.22%
Capital Markets
Greenhaven Continous Commodity Index Fund	59,413	$1,990	-	-	-	-	59,413	$1,990
iShares MSCI EAFE Index Fund	77,825	4,680	-	-	-	-	77,825	4,680
iShares MSCI Emerging Markets Index Fund	135,560	6,453	-	-	-	-	135,560	6,453
iShares MSCI Pacific Ex-Japan Index Fund	98,291	4,680	239,098	$11,382	-	-	337,389	16,062
iShares Russell 3000 Index Fund	151,843	12,040	-	-	-	-	151,843	12,040
Jefferies TR/J CRB Global Commodity Equity Index Fund	54,125	2,719	-	-	-	-	54,125	2,719
Market Vectors RVE Hard Assets Producers ETF	66,537	2,688	-	-	-	-	66,537	2,688
PowerShares DB Commodity Index Tracking Fund	68,714	1,990	-	-	-	-	68,714	1,990
SPDR S&P 500 ETF Trust	30,523	4,028	-	-	-	-	30,523	4,028
SPDR S&P BRIC 40 ETF	-	-	286,169	7,964	-	-	286,169	7,964
SPDR S&P Emerging Asia Pacific ETF	-	-	91,092	7,705	-	-	91,092	7,705
SPDR S&P Emerging Latin America ETF	-	-	92,555	8,010	-	-	92,555	8,010
Vanguard Extended Market ETF	-	-	-	-	1,410	$82	1,410	82
Vanguard Intermediate-Term Bond ETF	-	-	-	-	3,870	325	3,870	325
Vanguard Intermediate-Term Corporate Bond ETF	-	-	-	-	10	1	10	1
Vanguard Long-Term Bond ETF	-	-	-	-	1,080	86	1,080	86
Vanguard Mid-Cap ETF	49,744	4,000	-	-	-	-	49,744	4,000
Vanguard MSCI EAFE ETF	245,793	9,360	-	-	5,241	200	251,034	9,560
Vanguard S&P 500 ETF	-	-	-	-	5,207	314	5,207	314
Vanguard Short-Term Bond ETF	-	-	-	-	3,890	315	3,890	315
Vanguard Short-Term Government Bond ETF	-	-	-	-	1,050	64	1,050	64
Vanguard Total Bond Market ETF	-	-	-	-	6,040	489	6,040	489
Vanguard Index Stock Market ETF	-	-	-	-	5,710	391	5,710	391
Emerging Market - Equity
Vanguard MSCI Emerging Markets ETF	133,717	6,501	488,536	23,753	5,070	247	627,323	30,501
Growth - Large Cap
Vanguard Growth ETF	-	-	-	-	7,930	513	7,930	513
Growth - Small Cap
Vanguard Small-Capital ETF	51,841	4,048	-	-	1,855	145	53,696	4,193
Region Fund - Asian Pacific
Vanguard MSCI Pacific ETF	-	-	204,054	11,537	2,130	120	206,184	11,657
Region Fund - European
Vanguard MSCI European ETF	-	-	-	-	4,390	235	4,390	235
Value - Large Cap
Vanguard Value ETF	-	-	-	-	9,200	516	9,200	516

Total Investment Companies		65,177		70,351		4,043		139,571

	Total Cost ($64,249)		Total Cost ($69,922)		Total Cost ($4,017)		Total Cost ($138,188)

Securities Lending Collateral - 14.06%
State Street Navigator Securities Lending Trust - Prime Portfolio	16,946,586	16,947	3,030,700	3,031	-	-	19,977,286	19,978

Total Securities Lending Collateral		16,947		3,031		-		19,978

	Total Cost ($16,947)		Total Cost ($3,031)		Total Cost ($0)		Total Cost ($19,978)

	Principal	Value	Principal	Value	Principal	Value	Principal	Value

Repurchase Agreement - 2.52%
State Street Bank & Trust Co.	$1,332	1,332	$1,925	1,925	$330	330	$3,587	3,587
0.01%, dated 06/30/2011, to be repurchased at $3,587 on 07/01/2011.

Total Repurchase Agreement		1,332		1,925		330		3,587

	Total Cost ($1,332)		Total Cost ($1,925)		Total Cost ($330)		Total Cost ($3,587)

Total Investment Securities		83,456		75,307		4,373		163,136

	Total Cost ($82,528)		Total Cost ($74,878)		Total Cost ($4,347)		Total Cost ($161,753)

Other Assets and Liabilities		(16,968)		(3,868)		(204)		(21,040)

Net Assets		$66,488		$71,439		$4,169		$142,096

As of June 30, 2011, all securities held by each Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization Between Transamerica Emerging Markets/Pacific Rim VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Adjustments				Combined Pro Forma Portfolio
Assets:
Investment in investment companies, at value (including securities loaned of $2,960)	$73,382	$4,043	$				$77,425
Repurchase agreement, at value	1,925	330					2,255
Receivables:
Investment securities sold	-	105					105
Shares sold	119	100					219
Securities lending income (net)	3	-					3
Dividends	-	-					-
Other	1	2					3

	$75,430	$4,580	$				$80,010

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	837	403					1,240
Shares redeemed	43	-					43
Management and advisory fees	51	-					51
Distribution and service fees	11	1					12
Administration fees	1	-					1
Audit and tax fees	7	3					10
Printing and shareholder report fees	7	-					7
Transfer agent fees	-	-					-
Other	3	4					7
Collateral for securities on loan	3,031	-					3,031

	3,991	411		-			4,402

Net Assets	$71,439	$4,169		$-			$75,608

Net Assets Consist of:
Capital stock ($0.01 par value)	$63	4		$10	(a	)	$77
Additional paid in capital	67,309	4,142		3,628	(a	)	75,079
Undistributed (accumulated) net investment income (loss)	534	5		(534)	(a	)	5
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	3,104	(8)		(3,104)	(a	)	(8)
Net unrealized appreciation (depreciation) on:
Investment in investment companies	429	26					455

Net Assets	$71,439	$4,169		$-			$75,608

Net Assets by Class:
Initial Class	$16,682	$282	$				$16,964
Service Class	54,757	3,887					58,644
Shares Outstanding:
Initial Class	1,464	29		228	(b	)	1,721
Service Class	4,830	394		723	(b	)	5,947
Net Asset Value and Offering Price Per Share:
Initial Class	$11.39	$9.86		(11.39)	(c	)	$9.86
Service Class	11.34	9.86		(11.34)	(c	)	9.86

Investment Securities, at cost	$72,953	$4,017					$76,970
Repurchase agreement, at cost	$1,925	$330					$2,255

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Global Growth VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Adjustments				Combined Pro Forma Portfolio
Assets:
Investment in investment companies, at value (including securities loaned of $16,574)	$82,124	$4,043	$				$86,167
Repurchase agreement, at value	1,332	330					1,662
Receivables:
Investment securities sold	-	105					105
Shares sold	41	100					141
Securities lending income (net)	4	-					4
Dividends	19	-					19
Other	1	2					3

	$83,521	$4,580	$				$88,101

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	-	403					403
Shares redeemed	12	-					12
Management and advisory fees	48	-					48
Distribution and service fees	9	1					10
Administration fees	1	-					1
Audit and tax fees	7	3					10
Printing and shareholder report fees	6	-					6
Transfer agent fees	-	-					-
Other	3	4					7
Collateral for securities on loan	16,947	-					16,947

	17,033	411		-			17,444

Net Assets	$66,488	$4,169		$-			$70,657

Net Assets Consist of:
Capital stock ($0.01 par value)	$56	4		$12	(a	)	$72
Additional paid in capital	60,678	4,142		4,814	(a	)	69,634
Undistributed (accumulated) net investment income (loss)	522	5		(522)	(a	)	5
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	4,304	(8)		(4,304)	(a	)	(8)

Net unrealized appreciation (depreciation) on:
Investment in investment companies	928	26					954

Net Assets	$66,488	$4,169		$-			$70,657

Net Assets by Class:
Initial Class	$18,607	$282	$				$18,889
Service Class	47,881	3,887					51,768
Shares Outstanding:
Initial Class	1,551	29		336	(b	)	1,916
Service Class	4,012	394		844	(b	)	5,250
Net Asset Value and Offering Price Per Share:
Initial Class	$11.99	$9.86		(11.99)	(c	)	$9.86
Service Class	11.94	9.86		(11.94)	(c	)	9.86

Investment Securities, at cost	$81,196	$4,017					$85,213
Repurchase agreement, at cost	$1,332	$330					$1,662

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Emerging Markets/Pacific Rim VP, Transamerica Global Growth VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Global Growth VP	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Adjustments				Combined Pro Forma Portfolio
Assets:
Investment in investment companies, at value (including securities loaned of $19,534)	$82,124	$73,382	$4,043	$				$159,549
Repurchase agreement, at value	1,332	1,925	330					3,587
Receivables:
Investment securities sold	-	-	105					105
Shares sold	41	119	100					260
Securities lending income (net)	4	3	-					7
Dividends	19	-	-					19
Other	1	1	2					4

	$83,521	$75,430	$4,580	$				$163,531

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	-	837	403					1,240
Shares redeemed	12	43	-					55
Management and advisory fees	48	51	-					99
Distribution and service fees	9	11	1					21
Administration fees	1	1	-					2
Audit and tax fees	7	7	3					17
Printing and shareholder report fees	6	7	-					13
Transfer agent fees	-	-	-					-
Other	3	3	4					10
Collateral for securities on loan	16,947	3,031	-					19,978

	17,033	3,991	411		-			21,435

Net Assets	$66,488	$71,439	$4,169		$-			$142,096

Net Assets Consist of:
Capital stock ($0.01 par value)	$56	$63	4		$21	(a	)	$144
Additional paid in capital	60,678	67,309	4,142		8,443	(a	)	140,572
Undistributed (accumulated) net investment income (loss)	522	534	5		(1,056)	(a	)	5
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	4,304	3,104	(8)		(7,408)	(a	)	(8)
Net unrealized appreciation (depreciation) on:
Investment in investment companies	928	429	26					1,383

Net Assets	$66,488	$71,439	$4,169		$-			$142,096

Net Assets by Class:
Initial Class	$18,607	$16,682	$282	$				$35,571
Service Class	47,881	54,757	3,887					106,525
Shares Outstanding:
Initial Class	1,551	1,464	29		564	(b	)	3,608
Service Class	4,012	4,830	394		1,568	(b	)	10,804

Net Asset Value and Offering Price Per Share:
Initial Class	$11.99	$11.39	$9.86		(23.38)	(c	)	$9.86
Service Class	11.94	11.34	9.86		(23.28)	(c	)	9.86

Investment Securities, at cost	$81,196	$72,953	$4,017					$158,166
Repurchase agreement, at cost	$1,332	$1,925	$330					$3,587

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Emerging Markets/Pacific Rim VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA STATEMENT OF OPERATIONS

For the period ended June 30, 2011 (Commenced operations on 05/01/2011)

(all amounts in thousands)

	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:

Dividend income from investment companies	$361	$8	$(3)	(d)	$366
Interest income	-	-	-		-

Securities lending income (net)	21	-	(11)	(d)	10

	382	8	(14)		376

Expenses:
Management and advisory	285	2	(226)	(e)	61
Distribution and service: Service Class	59	1	(39)	(f)	21
Printing and shareholder reports	4	-			4
Custody	6	4	(2)	(g)	8

Administration	6	-	(4)	(h)	2
Legal	7	-			7
Audit and tax	5	3	(4)	(i)	4
Trustees	1	-			1
Transfer agent fees	-	-			-
Other	1				1

Total expenses	374	10	(275)		109

(Waiver Reimbursement)/Recapture	1	(7)	6	(j)	-

Net Investment Income	7	5	255		267

Net Realized Gain (Loss) from:
Investments in investment companies	435	(8)	-	(k)	427

	435	(8)	-		427

Net Increase (Decrease) in Unrealized
Appreciation (Depreciation) on:
Investments in investment companies	400	26	(1,416)	(l)	(990)

	400	26	(1,416)		(990)

Net Realized and Unrealized Loss	835	18	(1,416)		(563)

Net Decrease in Net Assets Resulting from Operations	$842	$23	$(1,161)		$(296)

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Global Growth VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA STATEMENT OF OPERATIONS

For the period ended June 30, 2011 (Commenced operations on 05/01/2011)

(all amounts in thousands)

	Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:

Dividend income from investment companies	$342	$8	$(90)	(d)	$260
Interest income	-	-	-		-

Securities lending income (net)	29	-	(16)	(d)	13

	371	8	(106)		273

Expenses:
Management and advisory	275	2	(218)	(e)	59
Distribution and service: Service Class	54	1	(36)	(f)	19
Printing and shareholder reports	3	-			3
Custody	6	4	(2)	(g)	8

Administration	6	-	(4)	(h)	2
Legal	7	-			7
Audit and tax	6	3	(4)	(i)	5
Trustees	1	-			1
Transfer agent fees	-	-			-
Other	1				1

Total expenses	359	10	(264)		105

Less Waiver Reimbursement	1	(7)	6	(j)	-

Net Investment Income	11	5	152		168

Net Realized Gain (Loss) from:
Investments in investment companies	2,711	(8)	(2)	(k)	2,701

	2,711	(8)	(2)		2,701

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investments in investment companies	(532)	26	(2,533)	(l)	(3,039)

	(532)	26	(2,533)		(3,039)

Net Realized and Unrealized Loss	2,179	18	(2,535)		(338)

Net Decrease in Net Assets Resulting from Operations	$2,190	$23	$(2,383)		$(170)

(a) - (l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Emerging Markets/Pacific Rim VP, Transamerica Global Growth VP and Transamerica AEGON Active Asset Allocation – Moderate Growth VP

PRO FORMA STATEMENT OF OPERATIONS

For the period ended June 30, 2011 (Commenced operations on 05/01/2011)

(all amounts in thousands)

	Transamerica Global Growth VP	Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:
Dividend income from investment companies	$342	$361	$8	$(93)	(d)	$618
Interest income	-	-	-	-		-
Securities lending income (net)	29	21	-	(27)	(d)	23

	371	382	8	(120)		641

Expenses:
Management and advisory	275	285	2	(445)	(e)	117
Distribution and service: Service Class	54	59	1	(74)	(f)	40
Printing and shareholder reports	3	4	-			7
Custody	6	6	4	(8)	(g)	8
Administration	6	6	-	(8)	(h)	4
Legal	7	7	-			14
Audit and tax	6	5	3	(8)	(i)	6
Trustees	1	1	-			2
Transfer agent fees	-	-	-			-
Other	1	1				2

Total expenses	359	374	10	(543)		200

Less Waiver Reimbursement	1	1	(7)	5	(j)	-

Net Investment Income	11	7	5	418		441

Net Realized Gain (Loss) from:
Investments in investment companies	2,711	435	(8)	(2)	(k)	3,136

	2,711	435	(8)	(2)		3,136

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investments in investment companies	(532)	400	26	(3,949)	(l)	(4,055)

	(532)	400	26	(3,949)		(4,055)

Net Realized and Unrealized Loss	2,179	835	18	(3,951)		(919)

Net Decrease in Net Assets Resulting from Operations	$2,190	$842	$23	$(3,533)		$(478)

(a) - (l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Group 2 Reorganization

Reorganization Between Transamerica Global Conservative VP and Transamerica AEGON Active Asset Allocation – Conservative VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Global Conservative VP		Transamerica AEGON Active Asset Allocation – Conservative VP		Pro Forma Portfolio

	Shares	Value	Shares	Value	Shares	Value

Investment Companies - 98.96%
Capital Markets
Greenhaven Continous Commodity Index Fund	10,936	$366	-	-	10,936	$366
iShares Barclays 3-7 Year Treasury Bond Fund	76,536	8,962	-	-	76,536	8,962
iShares MSCI EAFE Index Fund	13,376	804	-	-	13,376	804
iShares MSCI Emerging Markets Index Fund	23,835	1,135	-	-	23,835	1,135
iShares MSCI Pacific Ex-Japan Index Fund	16,808	800	-	-	16,808	800
iShares Russell 3000 Index Fund	26,906	2,133	-	-	26,906	2,133
Jefferies TR/J CRB Global Commodity Equity Index Fund	12,222	614	-	-	12,222	614
Market Vectors RVE Hard Assets Producers ETF	15,123	611	-	-	15,123	611
PowerShares DB Commodity Index Tracking Fund	12,382	359	-	-	12,382	359
PowerShares Emerging Markets Sovereign Debt Portfolio	59,354	1,608	-	-	59,354	1,608
PowerShares International Corporate Bond Portfolio	128,459	3,657	-	-	128,459	3,657
SPDR Barclays Capital High Yield Bond Fund ETF	39,406	1,585	-	-	39,406	1,585
SPDR Barclays Capital International Corporate Bond ETF	106,310	3,719	-	-	106,310	3,719
SPDR Barclays Capital International Treasury Bond ETF	145,455	8,985	-	-	145,455	8,985
SPDR S&P 500 ETF Trust	5,437	718	-	-	5,437	718
Vanguard Extended Market ETF	-	-	2,070	$121	2,070	121
Vanguard Index Stock Market ETF	-	-	7,770	531	7,770	531
Vanguard Intermediate-Term Bond ETF	-	-	22,130	1,858	22,130	1,858
Vanguard Intermediate-Term Corporate Bond ETF	89,946	7,216	150	12	90,096	7,228
Vanguard Long-Term Bond ETF	-	-	6,420	513	6,420	513
Vanguard Mid-Cap ETF	8,852	712	-	-	8,852	712
Vanguard MSCI EAFE ETF	42,393	1,615	6,782	259	49,175	1,874
Vanguard S&P 500 ETF	-	-	7,061	426	7,061	426
Vanguard Short-Term Bond ETF	-	-	21,770	1,764	21,770	1,764
Vanguard Short-Term Government Bond ETF	-	-	8,400	511	8,400	511
Vanguard Total Bond Market ETF	-	-	34,150	2,772	34,150	2,772
Emerging Market - Equity
Vanguard MSCI Emerging Markets ETF	23,343	1,135	6,670	324	30,013	1,459
Growth - Large Cap
Vanguard Growth ETF	-	-	10,800	699	10,800	699
Growth - Small Cap
Vanguard Small-Capital ETF	9,121	712	2,669	208	11,790	920
Region Fund - Asian Pacific
Vanguard MSCI Pacific ETF	-	-	2,770	157	2,770	157
Region Fund - European
Vanguard MSCI European ETF	-	-	5,660	303	5,660	303
Value - Large Cap
Vanguard Value ETF	-	-	12,350	692	12,350	692

Total Investment Companies		47,446		11,150		58,596

	Total Cost ($47,600)		Total Cost ($11,141)		Total Cost ($58,741)

Securities Lending Collateral - 19.05%
State Street Navigator Securities Lending Trust - Prime Portfolio	11,277,408	11,277	-	-	11,277,408	11,277

Total Securities Lending Collateral		11,277		-		11,277

	Total Cost ($11,277)		Total Cost ($0)		Total Cost ($11,277)

	Principal	Value	Principal	Value	Principal	Value

Repurchase Agreement - 3.63%
State Street Bank & Trust Co.	$1,802	1,802	$345	345	$2,147	2,147
0.01%, dated 06/30/2011, to be repurchased at $2,147 on 07/01/2011.

Total Repurchase Agreement		1,802		345		2,147

	Total Cost ($1,802)		Total Cost ($345)		Total Cost ($2,147)

Total Investment Securities		60,525		11,495		72,020

	Total Cost ($60,679)		Total Cost ($11,486)		Total Cost ($72,165)

Other Assets and Liabilities		(12,510)		(299)		(12,809)

Net Assets		$48,015		$11,196		$59,211

As of June 30, 2011, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization Between Transamerica Global Conservative VP and Transamerica AEGON Active Asset Allocation – Conservative VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation – Conservative VP	Adjustments			Combined Pro Forma Portfolio
Assets:
Investment in investment companies, at value (including securities loaned of $11,017)	$58,723	$11,150	$			$69,873
Repurchase agreement, at value	1,802	345				2,147
Receivables:
Investment securities sold	73	213				286
Shares sold	6	-				6
Securities lending income (net)	7	-				7
Dividends	27	1				28
Other	-	-				-

	$60,638	$11,709	$			$72,347

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	1,098	503				1,601
Shares redeemed	196					196
Management and advisory fees	29	1				30
Distribution and service fees	9	2				11
Administration fees	1	-				1
Audit and tax fees	7	3				10
Printing and shareholder report fees	2					2
Transfer agent fees	-					-
Other	4	4				8
Collateral for securities on loan	11,277	-				11,277

	12,623	513		-		13,136

Net Assets	$48,015	$11,196		$-		$59,211

Net Assets Consists of:
Capital stock ($0.01 par value)	$51	11		$(2)	(a)	$60
Additional paid in capital	48,770	11,190		(650)	(a)	59,310
Undistributed (accumulated) net investment income (loss)	32	7		(32)	(a)	7
Undistributed (accumulated) net realized gain (loss) from investment companies	(684)	(21)		684	(a)	(21)
Net unrealized appreciation (depreciation) on:
Investment in investment companies	(154)	9				(145)

Net Assets	$48,015	$11,196		$-		$59,211

Net Assets by Class:
Initial Class	$2,466	$617	$			$3,083
Service Class	45,549	10,579				56,128
Shares Outstanding:
Initial Class	258	62		(10)	(b)	310
Service Class	4,798	1,063		(220)	(b)	5,641
Net Asset Value and Offering Price Per Share:
Initial Class	$9.54	$9.95		(9.54)	(c)	$9.95
Service Class	9.49	9.95		(9.49)	(c)	9.95

Investment Securities, at cost	$58,877	$11,141				$70,018
Repurchase agreement, at cost	$1,802	$345				$2,147

(a)-(1) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Global Conservative VP and Transamerica AEGON Active Asset Allocation – Conservative VP

PRO FORMA STATEMENT OF OPERATIONS

For the period ended June 30, 2011 (Commenced operations on 05/01/2011)

(all amounts in thousands)

	Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation – Conservative VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:
Dividend income from investment companies	$192	$15	$(25)	(d)	$182
Interest income	-	-	-		-
Securities lending income (net)	18	-	(7)	(d)	11

	210	15	(32)		193

Expenses:
Management and advisory	172	5	(133)	(e)	44
Distribution and service: Service Class	45	2	(28)	(f)	19
Printing and shareholder reports	1	-			1
Custody	6	4	(3)	(g)	7
Administration	4	-	(2)	(h)	2
Legal	7	-			7
Audit and tax	6	3	(4)	(i)	5
Trustees	-	-			-
Transfer agent fees	-	-			-
Other	1				1

Total expenses	242	14	(170)		86

Less Waiver Reimbursement	(6)	(6)	9	(j)	(3)

Net Investment Income	(26)	7	129		110

Net Realized Gain (Loss) from:
Investments in investment companies	544	(21)	(152)	(k)	371

	544	(21)	(152)		371

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investments in investment companies	(387)	9	(368)	(l)	(746)

	(387)	9	(368)		(746)

Net Realized and Unrealized Loss	157	(12)	(520)		(375)

Net Decrease in Net Assets Resulting from Operations	$131	$(5)	$(391)		$(265)

(a) - (l) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

REORGANIZATIONS

For the period ended June 30, 2011

(All amounts in thousands)

(Unaudited)

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the funds listed in the Target Portfolio & Shares column (“Target Portfolios”) in the table below in exchange for shares of the funds listed in the Destination Portfolio & Shares column (“Destination Portfolios”) and the assumption by the Destination Portfolios of all of the liabilities of the Target Portfolios as described elsewhere in this proxy statement/prospectus.

Group	Target Portfolio & Shares	Destination Portfolio & Shares
1
	Transamerica Emerging Markets/Pacific Rim VP*	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica Global Growth VP**	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

2	Transamerica Global Conservative VP***	Transamerica AEGON Active Asset Allocation - Conservative VP
	Initial Class	Initial Class
	Service Class	Service Class

*	Formerly, Transamerica Foxhall Emerging Markets/Pacific Rim VP.
**	Formerly, Transamerica Foxhall Global Growth VP.
***	Formerly, Transamerica Foxhall Global Conservative VP.

The Reorganizations are intended to qualify for Federal income tax purposes as “reorganizations” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Portfolios, nor the Destination Portfolios, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the transaction, the Target Portfolios will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will each constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target and Destination Portfolios.

The “Pro Forma Portfolio” as identified in these financial statements represent the combined funds after the mergers, with the Destination Portfolios treated as the accounting survivors for financial reporting purposes. Management believes the Destination Portfolios to be the accounting survivors because these funds’ investment objectives/styles, fees and expense structures would remain intact with the combined funds.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Portfolios for shares of the Destination Portfolios will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Portfolios in exchange for shares of the Destination Portfolios at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on June 30, 2011. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective May 1, 2011 (inception date of Destination Portfolios), to report operations for the period ended June 30, 2011.

In preparing the Destination Portfolios’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Portfolios and the Destination Portfolios’, which are included in the Target Portfolios’ annual reports dated December 31, 2010 and the Target Portfolios’ and Destination Portfolios’ semi-annual reports dated June 30, 2011.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the Reorganizations.

(a)	To adjust the Pro Forma Portfolio Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Portfolios.
(b)	To adjust Shares Outstanding of the Pro Forma Portfolio based on combining the fund at the Destination Portfolio’s net asset value.
(c)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.
(d)	To adjust income as to reflect the commencement of operations, May 1, 2011.
(e)	To restate management and advisory fees using the Destination Portfolio advisory fee rates for the Pro Forma Portfolios at the combined average daily net assets of the Target Portfolios and Destination Portfolios.
(f)	To restate Distribution and service fees for the Pro Forma Portfolios at the combined average daily net assets of the Target Portfolios and Destination Portfolios.
(g)	To remove duplicate Custody fees.
(h)	To restate Administration fees for the Pro Forma Portfolios at the combined average daily net assets of the Target Portfolios and Destination Portfolios.
(i)	To remove duplicate Audit fees.
(j)	To adjust fund expense reimbursed and Class expense reimbursed of the Pro Forma Portfolios to bring total reimbursements to required levels for Pro Forma Portfolios to not exceed the Pro Forma expense limitations for each Class.
(k)	To adjust realized gains and losses as to reflect the commencement of operations, May 1, 2011.
(l)	To adjust the change in unrealized gains and losses as to reflect the commencement of operations, May 1, 2011.

NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Destination Portfolios’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”). AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Portfolios’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Portfolios’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of and sub-advisor to the Destination Portfolios.

Certain officers and trustees of the Destination Portfolios are also officers and/or directors of TAM, AUIM, TFS, and TCI.

Investment Advisory Fees

The Target Portfolios pay management fees to TAM based on average daily net assets (“ANA”). Prior to August 18, 2011, the Target Portfolios paid the following management fees at the following breakpoints:

First $500 million	0.90%
$500 million to $1 billion	0.875%
Over $1 billion	0.85%

Effective August 18, 2011, AEGON USA Investment Management, LLC became the sub-adviser to the Target Portfolios. Upon this sub-adviser change, the management fee decreased as listed below:

First $50 million	0.55%
$50 million to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually undertaken through May 1, 2012 to pay expenses on behalf of the Destination Portfolios to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of each Destination Portfolio’s average daily net assets, 0.80%. The Destination Portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of each Destination Portfolio during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, each Destination Portfolio’s expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless terminated on 30-days’ written notice to TST.

NOTE 4 — COSTS ASSOCIATED WITH THE REORGANIZATIONS

The cost of the Reorganizations will be borne by the Target Portfolios.

The estimated costs to each portfolio associated with the Reorganizations, which are considered extraordinary expenses of each relevant portfolio and, thus, are not subject to the expense limitations of each relevant portfolio discussed in Note 3 above, are as follows:

Transamerica Emerging Markets/Pacific Rim VP	$126
Transamerica Global Growth VP	$112
Transamerica Global Conservative VP	$112

PART C

OTHER INFORMATION

Item 15.	Identification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in the Registrant’s Amended and Restated Declaration of Trust and Bylaws, which are incorporated hereby reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suite or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust(5)

(2)	Bylaws(5)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Proxy Statement/Prospectus)

(5)	See Exhibits 1 and 2

(6)	(a)	Investment Advisory Agreements

	(i)	Investment Advisory Agreement(2)
	(ii)	Investment Advisory Agreement Schedule A dated August 18, 2011 (filed herein)

	(b)	Sub-Advisory Agreements

	(i)	Transamerica AEGON Active Asset Allocation – Conservative VP dated May 1, 2011(13)
	(ii)	Transamerica AEGON Active Asset Allocation – Moderate Growth VP dated May 1, 2011(13)

(7)	Distribution Agreement(1)
	(a)	Amendment and Restated Distribution Agreement dated November 1, 2007(6)
	(b)	Updated Schedule I only dated August 18, 2011 (filed herein)

(8)	Amended and Restated Trustees’ Deferred Compensation Plan dated January 1, 2010(9)

(9)	Custodian Agreement dated January 1, 2011(12)

(10)	Plan of Distribution under rule 12b-1
	(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007(6)
(1) Amendment to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated May 1, 2008(7)
(2) Updated Schedule A only dated August 18, 2011 (filed herein)

	(b)	Multiple Class Plan dated January 22, 2009(8)

(11)	Opinion of counsel as to the legality of the securities (filed herein)

(12)	Form of opinion of counsel as to tax matters (filed herein)

(13)	(1)	Administrative Services Agreement dated July 15, 2010(11)
a. Updated Schedule A only dated August 31, 2011 (filed herein)

	(1)	Transfer Agency Agreement, as amended through May 1, 2008(8)
(2)
	(3)	Expense Limitation Agreement(3)
a. Amended and Restated Expense Limitation Agreement dated May 1, 2011(13)
b. Updated Schedule A and B only dated August 18, 2011 (filed herein)

	(4)	Participation Agreement between TST and Western Reserve Life Assurance Co. of Ohio dated February 27, 1991, as amended(4)
a. Amendment dated May 1, 2010(10)
b. Amendment dated May 1, 2011(13)

	(5)	Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated July 1, 1992, as amended May 1, 2009(10)
a. Amendment dated May 1, 2010(10)
b. Amendment dated May 1, 2011(13)

	(6)	Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and BlackRock Variable Series Funds, Inc. on behalf of Transamerica BlackRock Global Allocation VP dated May 1, 2009(8)

	(7)	Participation Agreement with Transamerica Advisors Life Insurance Company dated October 20, 2008, as amended(10)
a. Amendment dated May 1, 2010(10)
b. Amendment dated May 1, 2011(13)

	(8)	Participation Agreement with Transamerica Advisors Life Insurance Company of New York dated September 1, 2008, as amended(11)
a. Amendment dated May 1, 2010(10)
b. Amendment dated May 1, 2011(13)

(14)	Consent of Independent Registered Certified Public Accounting firm (filed herein)

(15)	Not applicable

(16)	Powers of Attorney(filed herein)

(17)	Code of Ethics
	(a)	Code of Ethics - Joint Transamerica Series Trust and Transamerica Asset Management, Inc(6)
	(b)	Code of Ethics – AEGON USA Investment Management, LLC(13)
	(c)	Form of Proxy Card (filed herein)
	(d)	Prospectus dated May 1, 2011 (including supplements) and Statement of Additional Information dated May 1, 2011 (including supplements) through August 17, 2011 (filed herein)
	(e)	Annual Report to Shareholders for the year ended December 31, 2010 (filed herein)
	(f)	Semi-Annual Report to Shareholders for the period ended June 30, 2011 (filed herein)

(1)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.
(2)	Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.
(3)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference.
(4)	Previously filed with Post-Effective Amendment No. 70 to the Registration Statement filed on July 31, 2007 and incorporated herein by reference.
(5)	Previously filed with Post-Effective Amendment No. 71 to the Registration Statement filed on January 31, 2008 and incorporated herein by reference.
(6)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement filed on April 29, 2008 and incorporated herein by reference.
(7)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement filed on August 25, 2008 and incorporated herein by reference.
(8)	Previously filed with Post-Effective Amendment No. 80 to the Registration Statement filed on April 30, 2009 and incorporated herein by reference.
(9)	Previously filed with Transamerica Funds’ Post-Effective Amendment No. 108 to the Registration Statement filed on February 26, 2010 (File No. 33-02659).
(10)	Previously filed with Post-Effective Amendment No. 91 to the Registration Statement filed on April 28, 2010 and incorporated herein by reference.
(11)	Previously filed with Post-Effective Amendment No. 93 to the Registration Statement filed on August 13, 2010 and incorporated herein by reference.
(12)	Previously filed with Post-Effective Amendment No. 126 to the Transamerica Funds Registration Statement filed on April 29, 2011 and incorporated herein by reference.
(13)	Previously filed with Post-Effective Amendment No. 95 to the Registration Statement filed on April 29, 2011 and incorporated herein by reference.

Item 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 16th day of September, 2011.

TRANSAMERICA SERIES TRUST

By:	/s/ John K. Carter

John K. Carter
President and Chief Executive Officer

/s/ John K. Carter	Chairperson, Trustee, President and	September 16, 2011
John K. Carter	Chief Executive Officer

/s/ Sandra N. Bane	Trustee	September 16, 2011
Sandra N. Bane*

/s/ Leo J. Hill	Trustee	September 16, 2011
Leo J. Hill*

/s/ David W. Jennings	Trustee	September 16, 2011
David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	September 16, 2011
Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	September 16, 2011
Eugene M. Mannella*

/s/ Norman R. Nielsen	Trustee	September 16, 2011
Norman R. Nielsen*

/s/ Joyce G. Norden	Trustee	September 16, 2011
Joyce G. Norden*

/s/ Patricia Sawyer	Trustee	September 16, 2011
Patricia Sawyer*

/s/ John W. Waechter	Trustee	September 16, 2011
John W. Waechter*

Robert A. DeVault, Jr.	Vice President, Treasurer and	September 16, 2011
Robert A. DeVault, Jr.	Principal Financial Officer

* By:	/s/ Dennis P. Gallagher	September 16, 2011
Dennis P. Gallagher**

**	Attorney-in-fact pursuant to powers of attorney filed herein.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Series Trust

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(6)(a)(ii)	Investment Advisory Agreement Schedule A dated August 18, 2011

(7)(b)	Updated Schedule A to the Amended and Restated Distribution Agreement dated August 18, 2011

(10)(a)(2)	Updated Schedule A to the Amended and Restated Plan of Distribution dated August 18, 2011

(11)	Opinion of Counsel as to the Legality of the Securities

(12)	Form of Opinion and Consent as to Tax Matters

(13)(1)(a)	Updated Schedule A to the Administrative Service Agreement dated August 31, 2011

(13)(3)(b)	Updated Schedule A and B to the Expense Limitation Agreement dated August 18, 2011

(14)	Consent of Independent Registered Certified Public Accounting Firm

(16)	Powers of Attorney

(17)(c)	Form of Proxy Card

(17)(d)	Prospectus dated May 1, 2011, as supplemented, and Statement of Additional Information dated May 1, 2011, as supplemented through August 17, 2011

(17)(e)	Annual Report to Shareholders for the year ended December 31, 2010

(17)(f)	Semi-Annual Report to Shareholders for the period ended June 30, 2011